                                                                   Exhibit 10.16

                                  OFFICE LEASE

        THIS LEASE, made this 31st day of December, 1996, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and ENTEX INFORMATION SERVICES, INC., a Delaware corporation ("Tenant").


                              W I T N E S S E T H:
                              --------------------


ARTICLE 1 - LEASE OF PREMISES

Section 1.01. Lease of Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to all of the terms and conditions hereinafter set forth, office space in the office building described below which is commonly known as 4605 Duke Drive in Warren County, Ohio (the Building") for the term hereinafter specified. The space in the Building hereby leased to Tenant is set forth in Item A of the Basic Lease Provisions and is outlined in red on Exhibit A attached hereto (the "Leased Premises"). Elevators, if any, shall not be leased to Tenant and shall remain under Landlord's control. Landlord reserves the right to alter any portion of the Building not included within the Leased Premises; provided, however, Tenant's access to the Leased Premises shall not be materially impaired.

Section 1.02. Basic Lease Provisions. The following constitute the "Basic Lease Provisions" of this Lease:

A.      Building Name: 4605 Duke Drive, Suite: 300
        Address:      4605 Duke Drive, Mason, Ohio 45040;

B.      Rentable Area: approximately 20,036 rentable square feet;

        Landlord shall use BOMA usable standards plus sixteen percent (16%) loss factor, consistently applied, in determining the Rentable Area and the rentable area of the Building. The Rentable Area shall include the area within the Leased Premises plus a pro rata portion of the area covered by the common areas within the Building, as reasonably determined by Landlord (applying BOMA usable standards plus sixteen percent (16%) loss factor). Landlord's determination of Rentable Area made in good faith shall conclusively be deemed correct for all purposes hereunder, including without limitation the calculation of Tenant's Building Expense Percentage and Tenant's Minimum Annual Rent. Landlord's measurement of the Rentable Area of Tenant shall be subject to field verification by Tenant or its designated representative.

C. Building Expense Percentage: 11.42% (Rentable Area of Tenant/20,036 rentable square feet divided by Rentable Area of Building/175,485 rentable square feet);

D.      Minimum Annual Rent:

        January 1, 1997      -  February 28, 1997 (months 1-2)         $      0.00
        March 1, 1997        -  December 31, 1997 (months 3-12)        $205,369.00
        January 1, 1998      -  December 31, 1998                      $246,442.80
        January 1, 1999      -  December 31, 1999                      $246,442.80
        January l, 2000      -  December 31, 2000                      $246,442.80
        January 1, 2001      -  December 31, 2001                      $246,442.80
        January 1, 2002      -  December 31, 2002                      $266,478.84
        January l, 2003      -  December 31, 2003                      $266,478.84
        January 1, 2004      -  December 31, 2004                      $266,478.84
        January 1, 2005      -  June 30, 2005 (months 1-6)             $133,239.42
        July 1, 2005 - July 17, 2005 (17 days)                         $ 12,177.78;

E.      Monthly Rental Installments:

        January 1, 1997 - February 28, 1997                            $      0.00
        March 1, 1997 - December 31, 2000                              $ 20,536.90
        January 1, 2001 - June 30, 2005                                $ 22,206.57
        July 1, 2005 - July 17, 2005                                   $ 12,177.78;

F.      Lease Term: Eight (8) years, six (6) months and seventeen (17) days;

G.      Commencement Date: January 1, 1997;

H.      Security Deposit: None;

I. Broker(s): Duke Realty Limited Partnership, representing Landlord and Cincinnati Commercial Realtors representing Tenant;

J. Permitted Use: General office purposes including by way of illustration but not for limitation, computer service and repair, parts storage, training, telemarketing, computer operations and related activities;

K.      Address for payments and notices as follows:

               Landlord:                    Duke Realty Limited Partnership
                                            4555 Lake Forest Drive, Suite 400
                                            Cincinnati, OH 45242

               with Rental
               Payments to:                 Duke Realty Limited Partnership
                                            P.O. Box 960664
                                            Cincinnati, OH 45296-0664

               Tenant:                      Entex Information Services, Inc.
                                            4605 Duke Drive, Suite 300
                                            Mason, OH 45040

               With a Copy to:              ENTEX
                                            6 International Drive
                                            Rye Brook, NY 10573
                                            Attn: General Counsel

ARTICLE 2 - TERM AND POSSESSION

Section 2.01. Lease Term. The term of this Lease shall be the period of time specified in Item F of the Basic Lease Provisions ("Lease Term") and shall commence on the Commencement Date as provided in Item G of the Basic Lease Provisions. The date of commencement as defined above, hereinafter called the "Commencement Date," and the "Expiration Date" shall be confirmed by Tenant as provided in Section 2.03.

Section 2.02. Construction of Tenant Finish Improvements and Possession. Landlord shall provide an allowance for the direct costs of tenant finish improvements to the Leased Premises in the amount of Sixty Thousand Dollars ($60,000.00) (the "Allowance"). The Allowance shall be used exclusively to construct and pay for the tenant finish improvements that are directly related to the construction of the Leased Premises, excluding the cost of running conduit between the Building and 4705 Duke Drive, Mason, Ohio in order to connect Tenant's data rooms which will be paid by the Landlord and completed by January 1, 1997. Any unused portion of the Allowance shall be used to reimburse Tenant's actual moving costs incurred in moving to the Leased Premises or upon Tenant's option to apply to Tenant's rental obligations under this Lease. Tenant shall provide Landlord with invoices and evidence of payment for any moving costs Tenant requests reimbursement. Landlord shall reimburse Tenant based upon such invoices to the extent of the Allowance. Tenant shall reimburse Landlord for any cost or expense attributable to the tenant finish improvements which exceed the Allowance no later than thirty (30) days after receipt of an invoice from Landlord for such costs or expenses. Landlord shall provide space planning services and engineering and permit drawings at no cost to Tenant nor as a deduction of the Allowance. Landlord agrees to perform and complete the work on the tenant finish improvements in the Leased Premises in a good and workmanlike manner in accordance with all applicable building codes and regulations. Landlord shall give advance written notice of the day on which the tenant finish improvements shall be substantially completed and in a condition generally to allow for the intended use of the Leased Premises by Tenant. From and after receipt of said notice or earlier with the consent of Landlord, Tenant shall have the right and privilege of going onto the Leased Premises in compliance with the terms of Section 7.03 to complete interior decoration work and to prepare the Leased Premises for its occupancy, provided, however, that its schedule in so doing shall be communicated to Landlord and the approval of Landlord secured so as not to interfere with other work of Landlord being carried on at the time; and provided further that Landlord shall have no responsibility or liability whatsoever for any loss or damage to any of Tenant's leasehold improvements, fixtures, equipment or any other materials installed or left in the Leased Premises prior to the Commencement Date.

Landlord hereby warrants the Leased Premises against defects in materials and workmanship for a period of one (1) year from the Commencement Date, routine maintenance (except as to Landlord's obligations under Article 7 herein) and ordinary wear and tear excepted. Upon final completion of the Leased Premises, Landlord shall deliver to Tenant copies of all warranties and guarantees relating to the Leased Premises and any and all systems contained therein. To the extent not so permitted, Landlord shall afford to Tenant the benefit of a right to enforce the same in Landlord's name. Tenant shall not take any action which shall invalidate any of the foregoing warranties or guarantees.

Section 2.03. Tenant's Acceptance of the Leased Premises. Upon delivery of possession of the Leased Premises to Tenant as hereinbefore provided, Tenant shall execute a letter of understanding acknowledging (i) the Commencement Date and Expiration Date of this Lease, and (ii) that Tenant has accepted the Leased Premises for occupancy and that the condition of the Leased Premises, including the tenant finish improvements constructed thereon and the Building was at the time satisfactory and in conformity with the provisions of this Lease in all respects, except for any punchlist items to which

Tenant shall give written notice to Landlord within thirty (30) days after such delivery. Landlord shall promptly thereafter correct all such punchlist items. Such letter of understanding shall become a part of this Lease. If Tenant takes possession of and occupies the Leased Premises, Tenant shall be deemed to have accepted the Leased Premises in the manner described in this Section 2.03, even though the letter of understanding provided for herein may not have been executed by Tenant.

Section 2.04. Surrender of the Premises. Upon the expiration or earlier termination of this Lease, or upon the exercise by Landlord of its right to re-enter the Leased Premises without terminating this Lease, Tenant shall immediately surrender the Leased Premises to Landlord, together with all alterations, improvements and other property as provided elsewhere herein, in broom-clean condition and in good order, condition and repair, except for ordinary wear and tear and damage which Tenant is not obligated under the terms of this Lease to repair, failing which Landlord may restore the Leased Premises to such condition at Tenant's expense. Tenant shall remove any installations made by Tenant and repair any damage caused by such removal.

Section 2.05. Holding Over. If Tenant holds over after the expiration or earlier termination of this Lease with the consent of Landlord, Tenant shall become a tenant from month-to-month at rental equal to one hundred twenty-five percent
(125)% of the Minimum Rent and Annual Rental Adjustment described in Article 3 hereof, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable and upon such other and different terms and conditions as Landlord may from time to time so notify Tenant. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease. Notwithstanding the foregoing provision, no holding over by Tenant shall operate to extend this Lease, and Tenant shall vacate and surrender the Leased Premises to Landlord upon Tenant's being given thirty (30) days prior written notice from Landlord to vacate. The foregoing provisions of this Section
2.05 are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law.

ARTICLE 3 - RENT

Section 3.01. Minimum Rent. Tenant shall pay to Landlord as Minimum Annual Rent for the Leased Premises the sum specified in Item D of the Basic Lease Provisions, payable in equal consecutive Monthly Rental Installments as specified in Item E of the Basic Lease Provisions, in advance, without demand, deduction, counterclaim or offset, and without relief from valuation and appraisement laws, on or before the first day of each and every calendar month during the term of this Lease; provided, however, that if the Commencement Date shall be a day other than the first day of a calendar month or the Expiration Date shall be a day other than the last day of a calendar month, the Monthly Rental Installment for such first or last fractional month shall be prorated on the basis of the number of days during the month this Lease was in effect in relation to the total number of days in such month.

Section 3.02. Annual Rental Adjustment.

A. Definitions. For purposes of this Section 3.02, the following definitions shall apply:

1. "Annual Rental Adjustment" - shall mean the amount of Tenant's Proportionate Share of Operating Expenses for a particular calendar year.

2. "Operating Expenses" - shall mean the amount of all of Landlord's direct costs and expenses paid or incurred in operating, maintaining and managing the Building and Common Areas (as defined in Section 18.03) for a particular calendar year as determined by Landlord in accordance with generally accepted accounting principles, consistently applied, including all additional direct costs and expenses of operation and maintenance of the Building which Landlord reasonably determines that it would have paid or incurred during such year if the Building had been fully occupied, including by way of illustration and not limitation: all general real estate taxes and all special assessments levied against the Building and the land associated therewith (hereinafter called "real estate taxes"), other than penalties for late payment; costs and expenses of contesting the validity or amount of real estate taxes; insurance premiums; water, sewer, electrical and other utility charges other than the separately billed electrical and other charges paid by Tenant as provided in this Lease; service and other charges incurred in the operation and maintenance of the elevators and the heating, ventilation and air-conditioning system; cleaning and other janitorial services; tools and supplies; repair costs; landscape maintenance costs and security services; license, permit and inspection fees; management fees; wages and related employee benefits payable for the maintenance and operation of the Building; amortization of the costs, including interest at the rate per annum quoted and announced from time to time by Bank One, Cincinnati, N.A., Ohio as its "prime" rate (the "Prime Rate"), of capital improvements that produce a reduction in operating costs (but only to the extent of the actual savings realized) or are required to be made under any governmental law or regulation which was not applicable to the Building upon the execution date of this Lease; and in general all other costs and expenses which would, under generally accepted accounting principles, be regarded as operating and maintenance costs and expenses. All capital improvements or replacements allowed herein shall be amortized using the longest life permitted under the Internal Revenue Code. For purposes herein, operating Expenses charged to Tenant for the calendar year 1997 will not exceed $6.00 per rentable square foot.

        For subsequent years, or partial years, Controllable Operating Expenses (defined as all Operating Expenses other than real estate taxes, insurance, utility charges and snow and ice removal charges) shall not exceed the amount which would have been charged for Controllable Operating Expenses in calendar year 1997 had the Building been 100% occupied for the entire year plus an escalation figure to reflect actual increases in such Controllable Operating Expenses, which escalation figure shall not exceed 5% per year compounded annually. For example, if actual Controllable Operating Expenses increase only 3% in the first year of the term, the Landlord's Estimate of Operating Expenses would increase from $6.00 per square foot to $6.18 per square foot in year two. If actual Controllable Operating Expenses then increased by 10% in the second year of the term, the Landlord's Estimate of Operating Expenses would increase from $6.00 per square foot to $6.615 per square foot ($6.00 per sq.

        ft. 1st yr. times a cumulative, compounded 10.25% = $6.615). Landlord's estimate of Operating Expenses for calendar year 1997 of $6.00 per square foot is based upon an assumed full occupancy of the Building for an entire calendar year.

        For purposes herein, Operating Expenses shall not include the following fees, costs and expenses:

        a. Capital expenditures or replacements, except as expressly allowed herein;

        b. Management Fees exceeding 15% of the grossed-up Operating Expenses for the Building;

        c. Wages and benefits for employees of Landlord or an affiliate of Landlord except to the extent an employees' services are performed with respect to the Building;

        d. Environmental remediation; and

        e. Wages or benefits of the Building's property management personnel or Landlord's principal office overhead.

        For purposes herein, Landlord agrees to pay real estate taxes and any special assessments over the longest period permitted by the applicable taxing authority.

        3. "Building Expense Percentage" - shall mean the percentage specified in Item C of the Basic Lease Provisions. This percentage was determined by dividing the Rentable Area in the Leased Premises as specified in Item B of the Basic Lease Provisions by the total rentable area in the Building.

        4. "Tenant's Proportionate Share of Operating Expenses" - shall be an amount equal to the product of Tenant's Building Expense Percentage as provided in Item C of the Basic Lease Provisions times the Operating Expenses.

B. Payment Obligation. In addition to the Minimum Annual Rent specified in this Lease, Tenant shall pay to Landlord as additional rent for the Leased Premises in each calendar year or partial calendar year during the term of this Lease, an amount equal to Tenant's Proportionate Share of Operating Expenses for such calendar year.

        1. Payment of Tenant's Proportionate Share of Operating Expenses - The Annual Rental Adjustment shall be estimated annually by Landlord, and written notice thereof shall be given to Tenant at least thirty (30) days prior to the beginning of each calendar year. In the case of the calendar year in which the Lease Term commences, written notice of the estimated Operating Expenses shall be given Tenant prior to the Commencement Date. Tenant shall pay to Landlord each month, at the same time the Monthly Rental Installment is due, an amount equal to one-twelfth (1/12) of the estimated Annual Rental Adjustment.

        2.      Adjustment to Actual Annual Rental Adjustment - Within ninety
                (90) days after the end of each calendar year, Landlord shall prepare and deliver to Tenant a statement showing Tenant's actual Annual Rental Adjustment.

                Within thirty (30) days after receipt of the aforementioned statement, Tenant shall pay to Landlord, or Landlord shall credit against the next rent payment or payments due from Tenant, as the case may be, the difference between Tenant's actual Annual Rental Adjustment for the preceding calendar year and the estimated amount paid by Tenant during such year. If this Lease shall commence, expire or be terminated on any date other than the last day of a calendar year, then Tenant's Proportionate Share of Operating Expenses for such partial calendar year shall be prorated on the basis of the number of days during the year this Lease was in effect in relation to the total number of days in such year.

        3. Tenant Verification - Tenant or its accountants shall have the right to inspect, at reasonable times and in a reasonable manner, during the ninety (90) day period following the delivery of Landlord's statement of the actual amount of Tenant's Annual Rental Adjustment, such of Landlord's books of account and records as pertain to and contain information concerning the Operating Expenses in order to verify the amounts thereof. In the event that an audit by Tenant reveals an error by Landlord of more than five percent (5%) in the aggregate, Landlord shall reimburse Tenant the reasonable cost of the audit, not to exceed Two Thousand Five Hundred Dollars and 00/100 ($2,500.00).

Section 3.03. INTENTIONALLY OMITTED.

Section 3.04. Late Charges. Tenant acknowledges that late payments by Tenant to Landlord of Minimum Rent and all other amounts provided to be paid hereunder shall cause Landlord to incur costs not contemplated by this Lease, the exact amount of which are extremely difficult and impractical to determine. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any encumbrances and notes secured by any encumbrances covering the Leased Premises, or late charges and penalties by virtue of late payments of taxes due on the Leased Premises. Therefore, if any installment of Minimum Rent or any other amount due from Tenant is not received by Landlord within ten (10) days of the date due, Tenant shall pay to Landlord an additional sum of ten percent (10%) of the amount due as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord. In addition, in the event Tenant fails to pay within thirty (30) days after the same is due and payable any installment of Minimum Annual Rent or any other sum or charge required to be paid by Tenant to Landlord under this Lease, such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of fourteen percent (14%) per annum until paid.

ARTICLE 4 - SECURITY DEPOSIT - INTENTIONALLY OMITTED.

ARTICLE 5 - OCCUPANCY AND USE

Section 5.01. Occupancy. Tenant shall use and occupy the Leased Premises for the purposes set forth in Item J of the Basic Lease Provisions and shall not use the Leased Premises for any other purpose except with the prior written consent of Landlord.

Section 5.02. Covenants of Tenant Regarding Use. In connection with its use of the Leased Premises, Tenant agrees to do the following:

A. Tenant shall (i) use and maintain the Leased Premises and conduct its business thereon in a safe, careful, reputable and lawful manner, (ii) comply with all laws, rules, regulations, orders, ordinances, directions and requirements of any governmental authority or agency, now in force or which may hereafter be in force, including without limitation those which shall impose upon Landlord or Tenant any duty with respect to or triggered by a change in the use or occupation of, or any improvement or alteration to, the Leased Premises, (iii) comply with and obey all reasonable directions of the Landlord, including the Building Rules and Regulations attached hereto as Exhibit C and as may be modified from time to time by Landlord on reasonable notice to Tenant.

B. Tenant shall not (i) use the Leased Premises for any unlawful purpose or act, (ii) commit or permit any waste or damage to the Leased Premises, or (iii) do or permit anything to be done in or about the Leased Premises which constitutes a nuisance or which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of the Building Rules and Regulations, but agrees to take reasonable measures to assure such other Tenant's compliance.

C. Tenant shall not overload the floors of the Leased Premises beyond their designed weight-bearing capacity which Landlord has determined to be eighty (80) pounds per square foot live load, including an allowance for partition loading. Landlord reserves the right to direct the positioning of all heavy equipment, furniture and fixtures which Tenant desires to place in the Leased Premises so as to distribute properly the weight thereof, and to require the removal of any equipment or furniture which exceeds the weight limit specified herein.

D. Tenant shall not use the Leased Premises, or allow the Leased Premises to be used, for any purpose or in any manner which would, in Landlord's opinion, invalidate any policy of insurance now or hereafter carried on the Building or increase the rate of premiums payable on any such insurance policy. Should Tenant fail to comply with this covenant, Landlord may, at its option, require Tenant to stop engaging in such activity or to reimburse Landlord as additional rent for any increase in premiums charged during the term of this Lease on the insurance carried by Landlord on the Building and attributable to the use being made of the Leased Premises by Tenant.

E. Tenant shall not inscribe, paint, affix or display any signs, advertisements or notices on the Building, except for such tenant identification information as Landlord permits to be included or shown on the directory board in the main lobby and on or adjacent to the access door or doors to the Leased Premises.


Section 5.03. Landlord's Rights Regarding Use. In addition to the rights specified elsewhere in this Lease, Landlord shall have the following rights regarding the use of the Leased Premises or the Common Areas by Tenant, its employees, agents, customers and invitees, each of which may be exercised without notice or liability to Tenant:

A. Landlord may install such signs, advertisements or notices or tenant identification information on the directory board or tenant access doors as it shall deem necessary or proper.

B. Landlord shall approve or disapprove, prior to installation, all types of drapes, shades and other window coverings used in the Leased Premises, and may control all internal lighting that may be visible from outside the Leased Premises.

C.      Landlord shall approve or disapprove all sign painting and lettering.

D. Landlord may grant to any person the exclusive right to conduct any business or render any service in the Building, provided that such exclusive right shall not operate to limit Tenant from using the Leased Premises for the use permitted in Item J of the Basic Lease Provisions. Notwithstanding the foregoing, Tenant shall be allowed to contract for and use within the Leased Premises, vending and catering services exclusively for Tenant's use with vendors and caterers of Tenant's selection.

E. Landlord may control the Common Areas in such manner as it deems necessary or proper, including by way of illustration and not limitation: requiring all persons entering or leaving the Building to identify themselves and their business in the Building to a security guard; excluding or expelling any peddler, solicitor or loud or unruly person from the Building or any part thereof, including entrances, corridors, doors, and elevators, during times of emergency, repairs or after regular business hours.

Section 5.04. Access to and Inspection of the Leased Premises. Landlord, its employees and agents and any mortgagee of the Building shall have the right to enter any part of the Leased Premises at reasonable times for the purposes of examining or inspecting the same, showing the same to prospective purchasers, mortgagees or tenants and making such repairs, alterations or improvements to the Leased Premises or the Building as Landlord may deem necessary or desirable. If representatives of Tenant shall not be present to open and permit such entry into the Leased Premises at any time when such entry is necessary by reason of emergency, Landlord and its employees and agents may enter the Leased Premises by means of a master or pass key or otherwise. Landlord shall incur no liability to Tenant for such entry, nor shall such entry constitute an eviction of Tenant or a termination of this Lease, or entitle Tenant to any abatement of rent therefor. Notwithstanding the foregoing, Landlord shall have the right to show the Leased Premises to prospective tenants only after Tenant shall exercise its right to terminate this Lease under Sections 18.21, 18.23 and 18.24 hereunder or if Tenant shall fail to exercise its option to renew this Lease under Section
18.23 hereunder.

ARTICLE 6 - UTILITIES AND OTHER BUILDING SERVICES

Section 6.01. Services to be Provided. Provided Tenant is not in material default beyond a reasonable period of time after notice, Landlord shall subject to interruptions beyond Landlord's control furnish to Tenant, except as noted below, the following utilities and other building services to the extent reasonably necessary for Tenant's comfortable use and occupancy of the Leased Premises for general office use or as may be required by law or directed by governmental authority:

A. Heating, ventilation and air-conditioning service seven (7) days a week, 24 hours a day, except for interruptions caused by unanticipated power outages or scheduled repairs of which repairs Tenant shall receive advanced written notice;

B.      Water in the Common Areas for lavatory and drinking purposes;

C.      Automatic elevator service;

D. Cleaning and janitorial service, in the Leased Premises and the Common Areas consistent with the level of service generally provided in Class A Suburban Office Buildings in the greater Cincinnati area and in accordance with the Landlord's current janitorial specifications set forth in Exhibit D attached hereto;

E. Interior and exterior washing of windows at intervals reasonably established by Landlord but not less than twice annually;

F. Replacement of all lamps, bulbs, starters and ballasts in Building standard lighting as required from time to time as a result of normal usage;

G. Cleaning and maintenance of the Common Areas, including the removal of rubbish and snow; and

H.      Repair and maintenance to the extent specified elsewhere in this Lease.

Landlord reserves the right to separately meter any utility directly to the Tenant and Tenant shall thereafter pay such utility charges as billed. Any cost and expense associated with installing a separate meter shall be paid for by Landlord and shall not be included in Operating Expenses.

Section 6.02. Additional Services. If Tenant requests any other utilities or building services in addition to those identified above or any of the above utilities or building services in frequency, scope, quality or quantity substantially greater than those which Landlord determines are normally required by other tenants in the Building for general office use, then Landlord shall use reasonable efforts to attempt to furnish Tenant with such additional utilities or building services. In the event Landlord is able to and does furnish such additional utilities or building services, the costs thereof shall be borne by Tenant, who shall reimburse Landlord monthly for the same as additional rent at the same time Monthly Rental Installments and other additional rent is due. If any lights, machines or equipment (including but not limited to computers) used by Tenant in the Leased Premises materially affect the temperature otherwise maintained by the Building's air-conditioning system or generate substantially more heat in the Leased Premises than that which would normally be generated by the lights and business machines typically used by other tenants in the Building or by tenants in comparable office buildings, then Landlord shall have the right to install any machinery or equipment which Landlord considers reasonably necessary in order to restore the temperature balance between the Leased Premises and the rest of the Building, including equipment which modifies the Building's air-conditioning system. All costs expended by Landlord to install any such machinery and equipment and any additional costs of operation and maintenance occasioned thereby shall be borne by Tenant, who shall reimburse Landlord in full for such costs upon thirty (30) days written demand, and any additional costs of operation and maintenance occasioned by such installation shall also be borne by Tenant who shall reimburse Landlord for the same as provided in the first paragraph of this Section 6.02.

Tenant shall not install or connect any electrical equipment other than the business machines and equipment typically used for general office purposes by tenants in office buildings comparable to the Building without Landlord's prior written consent. At all times Tenant's use of electrical current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation. If Landlord determines that the electricity used by the equipment to be so installed or connected exceeds the designed load capacity of the Building's electrical system or is in any way incompatible therewith, then Landlord shall have the right, as a condition to granting its consent, to make such modifications to the electrical system or other parts of the Building or Leased Premises, or to require Tenant to make such modifications to the equipment to be installed or connected. All costs expanded by Landlord to make any such modifications shall be borne by Tenant, who shall reimburse Landlord in full for such costs upon thirty (30) days written demand, and Tenant shall reimburse Landlord for the additional electricity supplied to the Leased Premises as provided in this Section 6.02. Landlord represents that the Building electrical equipment and heating, ventilating and air-conditioning systems shall be adequate for Tenant's initial use within the Leased Premises as descried in writing to Landlord by Tenant.

Section 6.03. Interruption of Services. Tenant understands, acknowledges and agrees that any one or more of the utilities or other building services identified in Section 6.01 may be interrupted by reason of accident, emergency or other causes beyond Landlord's control, or the quality or character of electric service may be changed or such service may no longer be suitable for Tenant's requirements or such services may be discontinued or diminished temporarily by Landlord or other persons until certain repairs, replacements, alterations, improvements or cleaning can be made; that Landlord does not represent or warrant the uninterrupted availability of such utilities or building services, and that any such interruption shall not be deemed an eviction or disturbance of Tenant's right to possession, occupancy and use of the Leased Premises or any part thereof, or render Landlord liable to Tenant for damages by abatement of rent or otherwise, or relieve Tenant from the obligation to perform its covenants under this Lease.

Landlord shall have no liability to Tenant, including, without limitation, liability for consequential damage arising out of, resulting from, or related to any such interruption of utility services. The above provision notwithstanding, if the utility services, which substantially impair the Tenant's ability to conduct its business operations, are discontinued for more than two (2) consecutive business days due to causes within Landlord's control, then the Minimum Annual Rent due hereunder shall be equitably abated in proportion to the impairment of Tenant's business operations, as determined by Landlord within its reasonable discretion, until such services are fully restored.

ARTICLE 7 - REPAIRS, MAINTENANCE, ALTERATIONS, IMPROVEMENTS AND FIXTURES

Section 7.01. Repair and Maintenance of Building. Subject to Section 7.02 and except for any repairs made necessary by the negligence, misuse, or default of Tenant, its employees, agents, customers and invitees, Landlord shall make all necessary repairs to the exterior walls, exterior doors, windows, corridors and other common areas of the Building, and Landlord shall keep the Building in a safe, clean and neat condition and use reasonable efforts to keep all equipment used in common with other tenants, such as elevators, plumbing, pipes, ducts, heating, air conditioning and similar equipment, in good condition and repair. Payment for such repairs and maintenance shall be included in Operating Expenses. Except as provided in Article 8 and Article 10 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Leased Premises or in or to any fixtures, appurtenances and equipment therein or thereon. In the event Landlord's failure to remedy needed repairs or maintenance results in the liability of Tenant to conduct its normal business operations for two (2) consecutive business days, then the minimum Annual Rent due hereunder shall be equitably abated in proportion to the impairment of Tenant's business operations, as determined by Landlord within its reasonable discretion, until such repairs or maintenance shall be completed.

Section 7.02. Repair and Maintenance of Leased Premises. Landlord shall keep and maintain the Leased Premises in good order, condition and repair. Tenant shall notify Landlord of any items that Tenant believes needs repair. Except for the services specified in Section 6.01(D), (E) and (F), and except for ordinary wear and tear and damage which Tenant is not obligated to repair as provided elsewhere in this Lease, the cost of all repairs and maintenance to the Leased Premises shall be borne by Tenant, who shall be separately billed and shall reimburse Landlord for the same as additional rent.

Section 7.03. Alterations or Improvements. Tenant may make, or may permit to be made, alterations or improvements to the Leased Premises but only if Tenant obtains the prior written consent of Landlord which shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant may make or permit to be made alterations or improvements of a non-structural nature to the Leased Premises without the prior written consent of Landlord to the extent that the cumulative cost of such alterations or improvements does not exceed Twenty-five Thousand Dollars ($25,000.00) in any Lease Year. If Landlord allows Tenant to make any such alterations or improvements, Tenant shall secure all necessary permits and shall make the alterations and improvements in accordance with all applicable laws, regulations and building codes, in a good and workmanlike manner and quality equal to or better than the original construction of the Building and shall comply with such requirements as Landlord considers necessary or desirable, including without limitation, requirements as to the manner in which and the times at which such work shall be done and the contractor or subcontractors to be selected to perform such work. Landlord's approval of the plans, specifications and working drawings for Tenant's alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. All alterations, additions or improvements shall be installed at Tenant's sole expense in compliance with all applicable laws and by a licensed contractor approved in writing by Landlord. Landlord may require tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) times the estimated cost of such improvements, alterations or additions to insure against any liability for mechanic's and/or materialmen's liens and to insure completion of the work. Any alterations, improvements or utility installations in, on or about the Leased Premises that Tenant shall desire to make shall be presented to Landlord in written form with proposed detailed plans. If Landlord shall give its consent, such consent shall be conditioned upon (i) Tenant's acquiring a permit to do so from appropriate governmental agencies, (ii) the furnishing of a copy thereof to Landlord prior to the commencement of the work, and (iii) the compliance by Tenant of all conditions of said permit in a prompt and expeditious manner.

Tenant shall promptly pay all costs attributable to such alterations and improvements. Tenant shall promptly repair any damage to the Leased Premises or the Building caused by any such alterations or improvements. Any alterations or improvements to the Leased Premises paid for by Landlord, except movable office furniture and equipment and trade fixtures, shall become a part to the realty and the property of Landlord, and shall not be removed by Tenant. Tenant has the option to remove alterations or improvements to the Leased Premises paid for by Tenant.

Section 7.04. Trade Fixtures. Any trade fixtures installed on the Leased Premises by Tenant at its own expense, such as movable partitions, counters, shelving, showcases, mirrors and the like, may be removed on the expiration or earlier termination of this Lease, provided that Tenant is not then in default, bears the cost of such removal, and repairs at its own expense any and all damage to the Leased Premises resulting from such removal. If Tenant fails to remove any and all fixtures from the Leased Premises on the expiration or earlier termination of this Lease, all such trade fixtures shall become the property of Landlord, provided however, that Landlord may elect by written notice to Tenant to require that Tenant remove all or any portion of such trade fixtures. Promptly after receiving such notice, Tenant shall, at its expense promptly remove the same and restore the Leased Premises to their prior condition.

ARTICLE 8 - FIRE OR OTHER CASUALTY; CASUALTY INSURANCE

Section 8.01. Substantial Destruction of the Building or the Leased Premises. If either the Building or the Leased Premises are substantially destroyed or damaged (which as used herein, means destruction or material damage to at least fifty percent (50%] of the Building or the Leased Premises) by fire or other casualty, then either Tenant or Landlord may, at its option, terminate this Lease by giving written notice of such termination to the other party within sixty (60) days after the date of such casualty. In such event, rent shall be apportioned to and shall cease as of the date of such casualty. If neither party exercises its option, then the Leased Premises shall be reconstructed and restored, at Landlord's expense, to substantially the same condition as they were prior to the casualty; provided however, that Landlord's obligation hereunder shall be limited to the reconstruction of such of the tenant finish improvements as were originally required to be made by Landlord and further provided that if Tenant has made any additional improvements pursuant to Section 7.03, Tenant shall reimburse Landlord for the cost of reconstructing the same. In the event of such reconstruction, rent shall be abated from the date of the casualty until substantial completion of the reconstruction repairs, and this Lease shall continue in full force and effect for the balance of the term.

Section 8.02. Partial Destruction of the Leased Premises. If the Leased Premises should be damaged by fire or other casualty, but not substantially destroyed or damaged to the extent provided in Section 8.01, then so long as sufficient insurance proceeds are available for restoration, such damaged part of the Leased Premises shall be reconstructed and restored, at Landlord's expense, to substantially the same condition as it was prior to the casualty; provided however, that Landlord's obligation hereunder shall be limited to the reconstruction of such of the tenant finish improvements as were originally required to be made by Landlord and further provided that if Tenant has made any additional improvements pursuant to Section 7.03, Tenant shall reimburse Landlord for the cost of reconstructing the same. In such event, if within the reasonable business judgment of Tenant using quantifiable or verifiable proof the damage is expected to prevent Tenant from carrying on its business in the Leased Premises to an extent exceeding five percent (5%) of its normal business activity, rent shall be abated in the proportion which the approximate area of the damaged part bears to the total area in the Leased Premises from the date of the casualty until substantial completion of the reconstruction repairs; and this Lease shall continue in full force and effect for the balance of the Lease Term. Landlord shall use reasonable diligence in completing such reconstruction repairs, but in the event Landlord fails to complete the same within one hundred eighty (180) days from the date of the casualty and Landlord shall not have diligently commenced construction, Tenant may, at its option, terminate this Lease by giving Landlord written notice of such termination, whereupon both parties shall be released from all further obligations and liability hereunder.

Section 8.03. Landlord's Insurance. Landlord shall at all times during the Lease Term carry a policy of insurance which insures the Building, including the Leased Premises, against loss or damage by fire or other casualty (namely, the perils against which insurance is afforded by a standard fire insurance policy and extended coverage endorsement); provided, however, that Landlord shall not be responsible for, and shall not be obligated to insure against, any loss of or damage to any personal property of Tenant or which Tenant may have in the Building or the Leased Premises or any trade fixtures installed by or paid for by Tenant on the Leased Premises or any additional improvements which Tenant may construct on the Leased Premises; and notwithstanding anything contained herein to the contrary, Landlord shall not be liable and Tenant releases Landlord from liability for any loss or damage to such property, regardless of cause, including the negligence of Landlord or its employees, agents, customers and invitees. If the tenant finish improvements or any alterations made by Tenant pursuant to Section 7.03 result in an increase in the premiums charged during the term of this Lease on the casualty insurance carried by Landlord on the Building, then the cost of such increase in insurance premiums shall be borne by Tenant, who shall reimburse Landlord for the same as additional rent after being separately billed therefor, and such improvements shall be covered and available for replacement in the event of a fire or casualty.

Section 8.04. Waiver of Subrogation. Landlord and Tenant hereby release each other and each other's employees, agents, customers and invitees from any and all liability for any loss, damage or injury to person or property occurring in, on or about or to the Leased Premises, or the Building the Common Areas or personal property within the Building by reason of fire or other casualty or any other risk which could be insured against under a standard fire and extended coverage insurance policy, regardless of cause, including the negligence of Landlord or Tenant and their respective employees, agents, customers and invitees, and agree that all insurance carried by either of them shall contain a clause whereby the insurer waives its right of subrogation against the other party provided such insurance is available. Because the provisions of this Section 8.04 are intended to preclude the assignment of any claim mentioned herein by way of subrogation or otherwise to an insurer or any other person, each party to this Lease shall give to each insurance company which has issued to it one or more policies of fire and extended coverage insurance notice of the provisions of this Section 8.04 and have such insurance policies properly endorsed, if necessary, to prevent the invalidation of such insurance by reason of the provisions of this Section 8.04. In the event that such endorsement is not reasonably available from Landlord and Tenant's respective insurance carriers or the foregoing waiver would impair Landlord and Tenant's ability to collect any insurance proceed, then such waiver shall be ineffective.

ARTICLE 9 - GENERAL PUBLIC LIABILITY, INDEMNIFICATION AND INSURANCE

Section 9.01. Tenant's Responsibility. Tenant does hereby indemnify, forever save and hold Landlord and Landlord's agents, contractors, licensees, employees, directors, officers, partners, trustees and invitees (collectively, 'Landlord's Employees") harmless from and against any and all damages, claims, losses, demands, costs, expenses (including reasonable attorneys' fees and costs), obligations, liens, liabilities, actions and causes of action, threatened or actual, which Landlord may suffer or incur arising out of or in connection with this Lease, including without limitations, Tenant's or Tenant's employees use of the Leased Premises, the conduct of Tenant's business, any activity, work or things done, permitted or suffered by Tenant in or about the Leased Premises, the Building or Common Area, or Tenant's employees' nonobservance or nonperformance of any statute, law, ordinance, rule or regulation, or any negligence of the Tenant's employees; provided, however, Tenant shall not be obligated to indemnify Landlord and hold it harmless from liability from which Landlord has released Tenant as provided in Section 8.04. Tenant further agrees that in case of any claim, demand, action or cause of action, threatened or actual, against Landlord, Tenant, upon notice from Landlord, shall defend Landlord at Tenant's expense by counsel reasonably satisfactory to Landlord. In the event Tenant does not provide such a defense against any and all claims, demand, actions or causes of action, threatened or actual, then Tenant will, in addition to the above, pay Landlord the attorneys' fees, legal expenses and costs incurred by Landlord in providing or preparing such defense, and Tenant agrees to cooperate with Landlord in such defense, including but not limited to, the providing of affidavits and testimony upon request of Landlord.

Section 9.02. Tenant's Insurance. Tenant shall at all times during the term of this Lease carry, at its own expense, one or more policies of general public liability and property damage insurance, issued by one or more insurance companies acceptable to Landlord, with the following minimum coverages against loss of or damage or injury to any person (including death resulting therefrom) or property occurring in, on or about the Leased Premises:

A. Worker's Compensation -   - minimum statutory amount.

B.      Comprehensive General               - Not less than $1,000,000
Liability Insurance,                        Combined Single Limit
including Blanket, Con-                     for both bodily injury
tractual Liability,                         and property damage.
Broad Form Property
Damage, Personal Injury,
Completed Operations,
Products Liability,
Fire Damage.

C. Fire and Extended Coverage, Vandalism and Malicious Mischief, and Sprinkler Leakage insurance, for the full cost of replacement of Tenant's property.

Such insurance policy or policies shall protect Tenant and Landlord as their interests may appear, naming Landlord and Landlord's managing agent and mortgagee as additional insureds and shall provide that they may not be cancelled on less than thirty (30) days prior written notice to Landlord. Tenant shall furnish Landlord with Certificates of Insurance evidencing such coverage. Should Tenant fail to carry such insurance and furnish Landlord with such Certificates of Insurance after a request to do so, Landlord shall have the right to obtain such insurance and collect the cost thereof from Tenant as additional rent.

ARTICLE 10 - EMINENT DOMAIN

If the whole or any part of the Leased Premises shall be taken for public or quasi-public use by a governmental or other authority having the power of eminent domain or shall be conveyed to such authority in lieu of such taking, Landlord shall have the option to terminate this Lease upon thirty (30) days written notice from Landlord to Tenant provided such taking materially and substantially impairs Tenant's ability to conduct its normal operations to the extent that the Tenant shall abandon the Leased Premises. In the event Landlord does not exercise such option, and if such taking or conveyance would cause the remaining part of the Leased Premises to be untenantable and inadequate for use by Tenant for the purpose for which they were leased, then Tenant may, at its option, terminate this Lease as of the date Tenant is required to surrender possession of the Leased Premises by giving Landlord written notice of such termination. If a part of the Leased Premises shall be taken or conveyed but the remaining part is tenantable and adequate for Tenant's use, and Landlord does not exercise its option to terminate this Lease, then this Lease shall be terminated as to the part taken or conveyed as of the date Tenant surrenders possession; Landlord shall make such repairs, alterations and improvements as may be necessary to render the part not taken or conveyed tenantable; and the rent shall be reduced in proportion to the part of the Leased Premises so taken or conveyed. All compensation awarded for such taking or conveyance shall be the property of Landlord without any deduction therefrom for any present or future estate of Tenant, and Tenant hereby assigns to Landlord all its rights, title and interest in and to any such award. However, Tenant shall have the right to assert a claim against such authority, but not from Landlord, provided such compensation as may be awarded to Tenant shall not diminish Landlord's award.

ARTICLE 11 - LIENS

If, because of any act or omission of Tenant or any person claiming by, through, or under Tenant, any mechanic's lien or other lien shall be filed against the Leased Premises or the

Building or against other property of Landlord (whether or not such lien is valid or enforceable as such), Tenant shall, at its own expense, cause the same to be discharged of record within thirty-five (35) days after the date of filing thereof, and shall also indemnify Landlord and hold it harmless from any and all claims, losses, damages, judgments, settlements, costs and expenses, including attorneys' fees, resulting therefrom or by reason thereof. Landlord may, but shall not be obligated to, pay the claim upon which such lien is based so as to have such lien released of record; and, if Landlord does so, then Tenant shall pay to Landlord, upon demand, the amount of such claim, plus all other costs and expenses incurred in connection therewith, plus interest thereon at the rate of eighteen percent (18%) per annum or at the Prime Rate (as defined in Section 3.02(A)(2) hereof) plus four percent (4%) per annum, whichever is higher.

ARTICLE 12 - RENTAL, PERSONAL PROPERTY AND OTHER TAXES

Tenant shall pay before delinquency any and all taxes, assessments, fees or charges, including any sales, gross income, rental, business occupation or other taxes, levied or imposed upon Tenant's business operations in the Leased Premises and any personal property or similar taxes levied or imposed upon Tenant's trade fixtures, leasehold improvements or personal property located within the Leased Premises. In the event any such taxes, assessments, fees or charges are charged to the account of, or are levied or imposed upon the property of Landlord, Tenant shall reimburse Landlord for the same as additional rent. Notwithstanding the foregoing, Tenant shall have the right to contest in good faith any such item and to defer payment until after Tenant's liability therefor is finally determined.

If any tenant finish improvements, trade fixtures, alterations or improvements or business machines and equipment located in, on or about the Leased Premises, regardless of whether they are installed or paid for by Landlord or Tenant and whether or not they are affixed to and become a part of the realty and the property of Landlord, are assessed for real property tax purposes at a valuation higher than that at which other such property in other leased space in the Building is assessed, then Tenant shall reimburse Landlord as additional rent for the amount of real property taxes shown on the appropriate county official's records as having been levied upon the Building or other property of Landlord by reason of such excess assessed valuation.

ARTICLE 13 - ASSIGNMENT AND SUBLETTING

Tenant may assign or transfer this Lease or sublease all or any part of the Leased Premises without Landlord's approval provided that: (i) the new entity shall use the Leased Premises for any or all of the uses permitted to Tenant in the Basic Lease Provisions, (ii) Tenant gives prior written notice to Landlord, and (iii) the assignment or subletting shall be otherwise subject to all of the terms, covenants and conditions of the Lease; provided, however, that a sublease need not include similar terms, covenants and conditions as to lease term, rights to renew, rights to expand and other matters not essential to occupancy of the subleased premises. In the event of any assignment or subletting, Tenant shall, nevertheless, remain primarily liable to perform the obligations imposed on Tenant hereunder. In addition, any assignment or sublease profits (i.e., gross rent proceeds received by Tenant after deduction of all expenses incurred by Tenant in connection with such subleasing or assignment) shall be divided equally between Landlord and Tenant as the same are received. Landlord shall not have the right or option to recapture any space which Tenant assigns or subleases in accordance with the terms hereunder.

ARTICLE 14 - TRANSFERS BY LANDLORD

Section 14.01. Sale and Conveyance of the Building. Landlord shall have the right to sell, convey or transfer its interest in the Building or the control thereof at any time during the term of this Lease subject only to the rights of Tenant hereunder; and such sale and conveyance or other transfer of Landlord's interest or control of the Building shall operate to release Landlord's interest from liability hereunder after the date of such conveyance as provided in
Section 15.04.

Landlord hereby represents that (i) it is the fee simple title holder of the Building, (ii) the person executing this Lease on behalf of Landlord has full authority to do so and such signature shall bind the Landlord and (iii) upon the execution date of this Lease there is no mortgage existing on the Building.

Landlord hereby consents to the recording of, and agrees to execute if requested by Tenant, a memorandum of lease provided said memorandum does not disclose any significant economic terms of this Lease.

Section 14.02. Subordination. Landlord shall have the right to subordinate this Lease to any mortgage presently existing or hereafter placed upon the Building by so declaring in such mortgage; and the recording of any such mortgage shall make it prior and superior to this Lease regardless of the date of execution or recording of either document. Notwithstanding the foregoing, no default by Landlord under any such mortgage, shall affect Tenant's rights hereunder so long as Tenant is not in default under this Lease. Tenant shall, in the event any proceedings are brought for foreclosure of any such mortgage, attorn to the purchaser upon any such foreclosure and recognize such purchaser as the landlord under this Lease.

ARTICLE 15 - DEFAULTS AND REMEDIES

Section 15.01. Defaults by Tenant. The occurrence of any one or more of the following events shall be a default under and breach of this Lease by Tenant:

A. Tenant shall fail to pay any monthly Rental Installment of Minimum Annual Rent or the Annual Rental Adjustment within ten (10) days after written notice that such payments are due and payable, or any other amounts due Landlord from Tenant as additional rent or otherwise including any amounts owed by Tenant for Building Non-Standard Work within thirty (30) days after written notice the same shall be due and payable.

B. Tenant shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of ten (10) days after notice thereof from Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Tenant is of such nature that the same cannot reasonably be performed within such ten-day period, such default shall be deemed to have been cured if Tenant commences such performance within said ten-day period and thereafter diligently undertakes to complete the same and does so complete the required action within a reasonable time.

C. A trustee or receiver shall be appointed to take possession of substantially all of Tenant's assets in, on or about the Leased Premises or of Tenant's interest in this Lease (and Tenant does not regain possession within sixty (60) days after such appointment); Tenant makes an assignment for the benefit of creditors; or substantially all of Tenant's assets in, on or about the Leased Premises or Tenant's interest in this Lease are attached or levied under execution (and Tenant does not discharge the same within sixty (60) days thereafter).

D. A petition in bankruptcy, insolvency, or for reorganization or arrangement is filed by or against Tenant pursuant to any federal or state statute (and, with respect to any such petition filed against it, Tenant fails to secure a stay or discharge thereof within sixty (60) days after the filing of the same).

Section 15.02. Remedies of Landlord. Upon the occurrence of any event of default set forth in Section 15.01, Landlord shall have the following rights and remedies in addition to those allowed by law, any one or more of which may be exercised without further notice to or demand upon Tenant:

A. Landlord may re-enter the Leased Premises and cure any default of Tenant, in which event Tenant shall reimburse Landlord as additional rent for any costs and expenses which Landlord may incur to cure such default; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action, regardless of whether caused by Landlord's negligence or otherwise.

B. 1. Landlord may terminate this Lease as of the date of such default, in which event: (i) neither Tenant nor any person claiming under or through Tenant shall thereafter be entitled to possession of the Leased Premises, and Tenant shall immediately thereafter surrender the Leased Premises to Landlord; (ii) Landlord may re-enter the Leased Premises and dispossess Tenant or any other occupants of the Leased Premises by any means permitted by law, and may remove their effects, without permitted by law, and may remove their effects, without prejudice to any other remedy which Landlord may have for possession or arrearages in rent; and
        (iii) notwithstanding the termination of this Lease, Landlord may declare all rent which would have been due under this Lease for the balance of the term to be obligated to pay the same to Landlord, together with all loss or damage which Landlord may sustain by reason of such termination, it being expressly understood and agreed that the liabilities and remedies specified in this subsection (B) (1) of Section
        15.02 shall survive the termination of this Lease; or

2. Landlord may, without terminating this Lease, re-enter the Leased Premises and re-let all or any part of the Leased Premises for a term different from that which would otherwise have constituted the balance of the term of this Lease and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall immediately be obligated to pay to Landlord as liquidated damages the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the Leased Premises, for the period which would otherwise have constituted the balance of the term of this

        Lease, together with all of Landlord's reasonable costs and expenses for preparing the Leased Premises for re-letting, including all repairs, tenant finish improvements, brokers' and attorneys' fees, and all loss or damage which Landlord may sustain by reason of such re-entry and re-letting.

C. Landlord may sue for injunctive relief or to recover damages for any loss resulting from the breach.

Section 15.03. Default by Landlord and Remedies of Tenant. It shall be a default under and breach of this Lease by Landlord if it shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after notice thereof from Tenant; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is of such nature that the same cannot reasonably be performed within such thirty-day period, such default shall be deemed to have been cured if Landlord commences such performance within said thirty-day period and thereafter diligently undertakes to complete the same, and further provided that Landlord shall not be in default if Landlord's failure to perform or observe some term, condition, covenant, or obligation under this Lease is due to causes beyond the reasonable control of Landlord. Upon the occurrence of any such default, Tenant may sue for injunctive relief or to recover damages for any loss resulting from the breach, but Tenant shall not be entitled to terminate this Lease or withhold or abate any rent due hereunder.

Section 15.04. Limitation of Landlord's Liability. If Landlord shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease as provided in Section 15.03 and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that Landlord shall have no personal liability and Tenant shall look solely to Landlord's right, title and leasehold interest in and to the Building for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment and that Landlord shall not be liable for any deficiency.

The references to "Landlord" in this Lease shall be limited to mean and include only the owner or owners of the leasehold interest in the Building. In the event of a sale or transfer of such interest (except a mortgage or other transfer as security for a debt), the "Landlord" initially named herein, or, in the case of a subsequent transfer, the transferor, shall, after the date of such transfer, be automatically released from all personal liability for the performance or observance of any term, condition, covenant or obligation required to be performed or observed by Landlord hereunder; and the transferee shall be deemed to have assumed all of such terms, conditions, covenants and obligations except as to pre-existing defaults or events of default. The covenants and obligations contained in this Lease on the part of "Landlord" shall be binding on the Landlord or any transferor only during the periods it is a landlord hereunder.

Section 15.05. Non-Waiver of Defaults. The failure or delay by either party hereto to exercise or enforce at any time any of the rights or remedies or other provisions of this Lease shall not be construed to be a waiver thereof, nor affect the validity of any part of this Lease or the right of either party thereafter to exercise or enforce each and every such right or remedy or other provision. No waiver of any default and breach of the Lease shall be deemed to be a waiver of any other or further default and breach. The receipt by Landlord of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or omission by Landlord or its employees or agents during the Lease Term shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

Section 15.06. Attorneys' Fees. In the event either party defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and the non-defaulting party employs attorneys to enforce all or any part of this Lease, collect any rent due or to become due or recover possession of the Leased Premises, the defaulting party agrees to reimburse the non-defaulting party for the attorneys' fees incurred thereby.

Section 15.07. Force Majeure. Notwithstanding any other provision contained in this Lease or elsewhere, Landlord shall not be chargeable with, liable for, or responsible to Tenant for anything or in any amount for any failure to perform or delay caused by fire, earthquake, explosion, flood, hurricane, the elements, acts of God or the public enemy, action, restrictions, limitations, or interference of governmental authorities or agents, war, invasion, insurrection, rebellion, riots, strikes or lockouts or any other cause whether similar or dissimilar to the foregoing which is beyond the reasonable control of Landlord and any such failure or delay due to said causes or any of them shall not be deemed a breach of or default in the performance of this Lease.

ARTICLE 16 - LANDLORD'S RIGHT TO RELOCATE TENANT - INTENTIONALLY OMITTED.

ARTICLE 17 - NOTICE AND PLACE OF PAYMENT

Section 17.01. Notices. Any notice required or permitted to be given under this Lease or by law shall be deemed to have been given if it is written and delivered in person or mailed by Registered or Certified mail, postage prepaid, to the party who is to receive such notice at the addresses specified in item K of the Basic Lease Provisions. When so mailed, the notice shall be deemed to have been given as of the date it was mailed. The address specified in Item K of the Basic Lease Provisions may be changed by giving written notice thereof to the other party.

Section 17.02. Place of Payment. All rent and other payments required to be made by Tenant to Landlord shall be delivered or mailed to Landlord's management agent at the address specified in Item K of the Basic Lease Provisions or to Landlord's management agent at any other address Landlord may specify from time to time by written notice given to Tenant.

ARTICLE 18 - MISCELLANEOUS GENERAL PROVISIONS

Section 18.01. Condition of Premises. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Leased Premises or the Building or with respect to the suitability or condition of any part of the Building for the conduct of Tenant's business except as provided in this Lease; and any exhibits or attachments hereto.

Section 18.02. Insolvency or Bankruptcy. In no event shall this Lease be assigned or assignable by operation of law, and in no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, insolvency, or reorganization proceeding.

Section 18.03. Common Areas. The term "Common Areas," as used in this Lease, refers to the areas of the Building which are designed for use in common by all tenants of the Building and their respective employees, agents, customers, invitees and others, and includes, by way of illustration and not limitation, entrances and exits, hallways and stairwells, elevators, restrooms, sidewalks, driveways, parking areas, landscaped areas and other areas as may be designated by Landlord as part of the Common Areas of the Building. Tenant shall have the nonexclusive right, in common with others, to use the Common Areas, subject to such nondiscriminatory rules and regulations as may be adopted by Landlord including those set forth in Section 5.02 and Exhibit C of this Lease.

Section 18.04. Choice of Law. This Lease shall be governed by and construed pursuant to the laws of the State of Ohio.

Section 18.05. Successors and Assigns. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

Section 18.06. Name. Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Leased Premises, and in no event shall Tenant acquire any rights in or to such names.

Section 18.07. Examination of Lease. Submission of this instrument for examination or signature to Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

Section 18.08. Defined Terms and Marginal Headings. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The marginal headings and titles to the articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

Section 18.09. Prior Agreements and Amendments to this Lease. This Lease and the letter of understanding executed pursuant to Section 2.03 hereof contain all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

Section 18.10. Payment of and Indemnification for Leasing Commissions. The parties hereby acknowledge, represent and warrant that the only real estate broker or brokers involved in the negotiation and execution of this Lease is the broker or brokers named in Item I of the Basic Lease Provisions; that

Landlord is obligated to pay to it or them or for their benefit a leasing commission; and that no other broker or person is entitled to any leasing commission or compensation as a result of the negotiation or execution of this Lease. Each party shall indemnify the other party and hold it harmless from any and all liability for the breach of any such representation and warranty on its part and shall pay any compensation to any other broker or person who may be deemed or held to be entitled thereto.

Section 18.11. Severability of Invalid Provisions. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall not be affected or impaired, and such remaining provisions shall remain in full force and effect.

Section 18.12. Definition of the Relationship between the Parties. Landlord shall not, by virtue of the execution of this Lease or the leasing of the Leased Premises to Tenant, become or be deemed a partner of or joint venturer with Tenant in the conduct of Tenant's business on the Premises or otherwise.

Section 18.13. Estoppel Certificate. Tenant shall, within ten (10) days following receipt of a written request from Landlord, execute, acknowledge and deliver to Landlord or to any lender, purchaser or prospective lender or purchaser designated by Landlord a written statement, in the form as Landlord may reasonably request, certifying (i) that this Lease is in full force and effect and unmodified (or, if modified, stating the nature of such modification), (ii) the date to which rent has been paid, (iii) that there are not, to Tenant's knowledge, any uncured defaults (or specifying such defaults if any are claimed), and (iv) any other matters or state of facts reasonably required respecting the Lease or Tenant's occupancy of the Leased Premises. Any such statement may be relied upon by any prospective purchaser or mortgagee of all or any part of the Building. Tenant's failure to deliver such statement within such period shall be conclusive upon Tenant that this Lease is in full force and effect and unmodified, and that there are no uncured defaults in Landlord's performance hereunder.

Section 18.14. Hazardous Waste. Tenant shall not in any manner use, maintain or allow the use or maintenance of the Leased Premises in violation of any law, ordinance, statute, regulation, rule or order (collectively "Laws") of any governmental authority, including but not limited to Laws governing zoning, health, safety (including fire safety), occupational hazards, and pollution and environmental control. Tenant shall not use, maintain or allow the use or maintenance of the Leased Premises or any part thereof to treat, store, dispose of, transfer, release, convey or recover hazardous, toxic or infectious waste nor shall Tenant otherwise, in any manner, possess or allow the possession of any hazardous, toxic or infectious waste on or about the Leased Premises; provided, however, any toxic material lawfully permitted and generally recognized as necessary and appropriate for general office use may be stored and used on the Leased Premises so long as (i) such storage and use is in the ordinary course of Tenant's business permitted under this Lease; (ii) such storage and use is performed in compliance with all applicable Laws and in compliance with the highest standards prevailing in the industry for the storage and use of such materials; (iii) Tenant delivers prior written notice to Landlord of the identity of and information regarding such materials as Landlord may require; and (iv) Landlord consents thereto. Hazardous, toxic or infectious waste shall mean any solid, liquid or gaseous waste, substance or emission or any combination thereof which may (i) cause or significantly contribute to an increase in mortality or in serious illness, or (ii) pose the risk of a substantial present or potential hazard to human health, to the environment or otherwise to animal or plant life, and shall include without limitation hazardous substances and materials described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Resource Conservation and Recovery Act, as amended; and any other applicable federal, state or local Laws. Tenant shall immediately notify Landlord of the presence or suspected presence of any hazardous, toxic or infectious waste on or about the Leased Premises and shall deliver to Landlord any notice received by Tenant relating thereto.

Landlord and its agents shall have the right, but not the duty, to inspect the Leased Premises and conduct tests thereon at any time to determine whether or the extent to which there is hazardous, toxic or infectious waste on the Leased Premises. Landlord shall have the right to immediately enter upon the Leased Premises to remedy any contamination found thereon. In exercising its rights herein, Landlord shall use reasonable efforts to minimize interference with Tenant's business but such entry shall not constitute an eviction of Tenant, in whole or in part, and Landlord shall not be liable for any interference, loss, or damage to Tenant's property or business caused thereby. If any lender or governmental agency shall ever require testing to ascertain whether there has been a release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as Additional Rent if such requirement arose in whole or in part because of Tenant's use of the Leased Premises. Tenant shall execute affidavits, representations and the like from time to time, at Landlord's request, concerning Tenant's best knowledge and belief regarding the presence of any hazardous, toxic or infectious waste on the Leased Premises or Tenant's intent to store or use toxic materials on the Leased Premises. Tenant shall indemnify and hold harmless Landlord from any and all claims, loss, liability, costs, expenses or damage, including attorneys' fees and costs of remediation, incurred by Landlord in connection with any breach by Tenant of its obligations under this section. The covenants and obligations of Tenant under this Section 18.14 shall survive the expiration or earlier termination of this Lease for a period of five (5) years.

Landlord represents to Tenant that Landlord has not received any written notice of any release, leak, discharge, spill, disposal or emission of hazardous, toxic or infectious waste on the Leased Premises.

Section 18.15. Agency Disclosure. Tenant acknowledges having reviewed the Agency Disclosure Statement and Tenant acknowledges that said Statement is signed and attached hereto and made a part hereof as Exhibit F. The broker as provided in
Item I of the Basic Lease Provisions, its agent and employees, have represented only the Landlord, and have not in any way represented the Tenant, in the marketing, negotiation, and completion of this lease transaction.

Section 18.16. Financial Statements. During the Lease Term and any extensions thereof, Tenant shall provide to Landlord on an annual basis, within ninety (90) days following the end of Tenant's fiscal year, and upon Landlord's written request therefor not more than one (1) time per Lease year, a copy of Tenant's most recent certified and audited financial statements prepared as of the end of Tenant's fiscal year. Such financial statements shall be prepared in conformity with generally accepted accounting principles consistently applied.

Section 18.17. Representations and Indemnifications. Any representations and indemnifications of Landlord contained in the Lease shall not be binding upon
(i) any mortgagee having a mortgage presently existing or hereafter placed on the Building, or (ii) a successor to Landlord which has obtained or is in the process of obtaining fee title interest to the Building as a result of a foreclosure of any mortgage or a deed in lieu thereof.

Section 18.18. Tenant's Representations and Warranties. The undersigned represents and warrants to Landlord that (i) Tenant is a corporation that is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Lease has been taken by Tenant; and (iii) the individual executing and delivering this Lease on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

Section 18.19. Right of First Refusal. If Tenant is not in default hereunder, and subject to any rights of GE Capital Consumer Card Co. to the Refusal Space, Tenant shall have the right of first refusal ("Refusal Option") to lease any additional space in the Building ("Refusal Space") as such space becomes available for leasing during the Lease Term which shall include any portion of the space currently leased to Cincom which Landlord proposes to recapture and lease to a third party. The term for the Refusal Space shall be coterminous with the Lease Term, provided, however, that the minimum term for the Refusal Space shall be three (3) years and the Lease Term shall be extended, if necessary, to be coterminous with the term for the Refusal Space. The Refusal Space shall be offered to Tenant at the rental rate and upon such other terms and conditions, excluding rental abatement and other concessions, as contained under this Lease. Landlord shall provide Tenant an allowance for tenant finish improvements for the Refusal Space in the amount of Three Dollars ($3.00) per rentable square foot of the Refusal Space leased ("Refusal Space Allowance"). In the event that the Refusal Space is not leased to the initial third party prospective tenant, then this Refusal Option shall remain in effect in the event of an offer to any other specific third party prospective tenant and the Refusal Space shall again be offered to Tenant in accordance herewith.

Upon notification in writing by Landlord that the Refusal Space is available, Tenant shall have five (5) business days in which to notify Landlord in writing of its election to lease the Refusal Space at such rental rates described above, in which event this Lease shall be amended to incorporate such Refusal Space.

It is understood and agreed that this Refusal Option shall not be construed to prevent any tenant in the Building from extending or renewing its lease for the same or lessor square feet.

In the event Tenant exercises its option for the Refusal Space, Tenant shall waive its First Termination Option in Section 18.21 of this Lease and acknowledges and agrees that the square footage and buy out amount in Tenant's Second Termination Option in Section 18.23 of this Lease shall be adjusted proportionately for any Refusal Space taken.

Section 18.20. Option to Renew. If Tenant is not in default hereunder, Tenant shall have one (1) option to renew the Lease Term for one (1) additional period of five (5) years (the "Option Period"). Such renewal shall be upon the same terms and conditions contained in the Lease for the original Lease Term except for this provision giving the renewal option and subject to an adjustment of the Minimum Annual Rent. Such option shall be exercised by the occurrence of the following events: (i) Tenant's giving written notice to Landlord of its intention to renew the Lease Term no later than nine (9) months prior to the expiration of the original Lease Term; and (ii) Tenant's giving written notice to Landlord of its acceptance of the Minimum Annual Rent as adjusted herein within ten (10) days following receipt of the Landlord's written notification of the Minimum Annual Rent for the Option Period.

        The Minimum Annual Rent for the Option Period shall be an amount equal to the Minimum Annual Rent then being quoted by Landlord to prospective tenants for space of comparable size and quality and with similar or equivalent improvements in comparable buildings in a comparable location; provided, however, that in no event shall the Minimum Annual Rent payable during such Option Period be less than the Minimum Annual Rent payable during the last year of the original Lease Term. Landlord shall notify Tenant of the amount of any rent change no later than thirty (30) days after receiving notice of Tenant's intent to exercise such option to renew. The Minimum Monthly Rent shall be an amount equal to one-twelfth (1/12) of the Minimum Annual Rent for the Option Period and shall be paid at the same time and in the same manner as provided in the Lease. In the event that the parties cannot agree to the Minimum Annual Rent for the Option Period, the parties agree to submit such rent determination to arbitration in accordance with the rules and procedures of the American Arbitration Association using the method commonly known as "Baseball Style Arbitration."

Section 18.21. First Option to Terminate. Provided Tenant is not in default hereunder, Tenant shall have the option to terminate this Lease on July 17, 1999 ("First Termination Option"). Such option shall be exercised by (i) Tenant's giving written notice to Landlord of its intention to terminate at least nine
(9) months prior to the effective date of such termination, and (ii) Tenant's payment to Landlord of an amount equal to Landlord's unamortized costs for leasing commissions, tenant finish improvement allowance and conduit costs and the first two (2) months of net rent abatement at an interest rate of ten percent (10%) per annum through the expiration date of this Lease plus three (3) months of the then current gross rent, which payment shall accompany the notice provided in (i) above. Such payment is made in consideration for Landlord's grant of this option to terminate, to compensate Landlord for rental and other concessions given to Tenant, and for other good and valuable consideration. Such payment shall not in any manner affect Tenant's obligations to pay Minimum Annual Rent and additional rent or to perform its obligations under the Lease up to and including the date of termination. Failure to timely and properly exercise this option shall forever waive and extinguish it. If such option is validly exercised, then upon such termination, Tenant shall surrender the Leased Premises to Landlord in accordance with the terms of this Lease and each party shall be released from further liability hereunder; provided, however, that such termination shall not affect any right or obligation arising prior to termination.

Section 18.22. Parking. Tenant will be allowed the use of five (5) unreserved parking spaces in the parking lot, per one thousand (1,000) rentable square feet of Leased Premises leased by Tenant from Landlord.

Section 18.23. Second Option to Terminate. Provided Tenant is not in default hereunder, Tenant shall have the option to terminate this Lease on July 17, 2002 ("Second Termination

Option"). Such option shall be exercised by (i) Tenant's giving written notice to Landlord of its intention to terminate at least nine (9) months prior to the effective date of such termination, and (ii) Tenant's payment to Landlord of an amount equal to Landlord's unamortized costs for leasing commissions, tenant finish improvement allowance and conduit costs and the first two (2) months of net rent abatement at interest rate of ten percent (10%) per annum through the expiration date of this Lease, which payment shall accompany the notice provided in (i) above. Such payment is made in consideration for Landlord's grant of this option to terminate, to compensate Landlord for rental and other concessions given to Tenant, and for other good and valuable consideration. Such payment shall not in any manner affect Tenant's obligations to pay Minimum Annual Rent and Annual Rental Adjustment or to perform its obligations under the Lease up to and including the date of termination. Failure to timely and properly exercise this option shall forever waive and extinguish it. If such option is validly exercised, then upon such termination, Tenant shall surrender the Leased Premises to Landlord in accordance with the terms of this Lease and each party shall be released from further liability hereunder; provided, however, that such termination shall not affect any right or obligation arising prior to termination.

Section 18.24. Third Option to Terminate. Provided Tenant is not in default hereunder, Tenant shall have the option to terminate this Lease at any time during the Lease Term without penalty, provided Tenant leases a total of 29,000 rentable square feet of office space in a building owned by Landlord in the Cincinnati Area for a term equal to the remaining term of this Lease, but not less than five (5) years. If such option is validly exercised and a new lease is entered into between Landlord and Tenant, this Lease will terminate upon occupancy by Tenant of the new space. If such option is validly exercised, then upon such termination and commencement of the new lease, Tenant shall surrender the Leased Premises to Landlord in accordance with the terms of this Lease and each party shall be released from further liability hereunder; provided, however, that such termination shall not affect any right or obligation arising prior to termination.

Section 18.25. Consent to be Reasonable. Wherever in the Lease it is required that consent or approval of the other party shall be required, such consent or approval which is required shall not be unreasonably withheld, delayed or denied.

Section 18.26. Early Occupancy. Landlord will allow Tenant to take possession of the Leased Premises no later than November 15, 1996 to allow Tenant to prepare the Leased Premises for retrofit work and furniture placement. All terms and conditions of this Lease will become effective upon Tenant taking possession of the Leased Premises, except for the payment of Minimum Rent which will commence on March 1, 1997 and Annual Rental Adjustment which will commence on January 1, 1997. Notwithstanding this paragraph, Tenant's early occupancy of the Leased Premises shall not be deemed an acceptance of Landlord's work on the tenant finish improvements.

IN WITNESS WHEREOF, the parties hereto have fully executed this Lease as of the day and year first above written.

                                    LANDLORD:

                                    DUKE REALTY LIMITED PARTNERSHIP,
WITNESSES:                          an Indiana limited partnership

---------------------

/s/ Alice Battaglia                 By:  Duke Realty Investments, Inc.,
ALICE BATTAGLIA                          its general partner
(Printed)
                                    By:  /s/ Jeffrey G. Tulloch
/s/ Nicole C. Stevens                    Jeffrey G. Tulloch
Nicole C. Stevens                        Vice President,
(Printed)                                Cincinnati Group

                                            TENANT:

WITNESSES:                                  ENTEX INFORMATION SERVICES,

------------------                          INC., a Delaware corporation

------------------

(printed)                                   By: /s/ D. H. Allardyce

/s/ Robert A. Weber                         Printed: D. H. Allardyce
Robert A. Weber
(printed)                                   Title:  EV.P., Operations

STATE OF OHIO         )
                      ) SS:
COUNTY OF HAMILTON    )

        Before me, a Notary Public in and for said County and State, personally appeared Jeffrey G. Tulloch, by me known and by me known to be the Vice President, Cincinnati Group of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "Lease" on behalf of said partnership.

        WITNESS my hand and Notarial Seal this 31 day of Dec, 1996.


                                                  /s/ Nicole C. Stevens
                                                  Notary Public

[NICOLE C. STEVENS NOTARIAL SEAL NOT SHOWN]

                                                  (Printed Signature)

My Commission Expires:

My County of Residence:


STATE OF New York     )
                      ) SS:
COUNTY OF Westchester )

Before me, a Notary Public in and for said County and State, personally appeared Dale Allardyce, by me known and by me known to be the EVP - Operations of Entex Information Services, Inc., a Delaware corporation, who acknowledged the execution of the foregoing "Lease" on behalf of said corporation.

        WITNESS my hand and Notarial Seal this 26th day of November, 1996.


[B. MAXINE BAKER NOTARIAL SEAL NOT SHOWN]          /s/ B. Maxine Baker
                                                   Notary Public
                                                   B. MAXINE BAKER
                                                   (Printed Signature)
My Commission Expires:  April 1, 1998

My County of Residence:  Putnam

                                   EXHIBIT A


                                  [FLOOR PLAN]

EXHIBIT B

To be attached once plans are finalized by Tenant. Payment for improvements to be made in accordance with the body of the lease.

EXHIBIT C


                              RULES AND REGULATIONS

                                  OFFICE LEASE
                                  ------------

These rules and regulations have been adopted for the purpose of insuring order and safety in the Building and of maintaining the rights of tenants and of the owner.

1. The sidewalks, entrances, vestibules, halls, passages, lavatories, and stairways are the property of the Lessor and shall not be obstructed or used for any purpose other than ingress and egress. The Lessor shall in all cases retain the right to control and prevent access to the building, or in any part thereof, of all persons whose presence, in the judgment of the Lessor or its employees, shall be prejudicial to the safety, character, reputation or interests of the Building or its occupants.

2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in or used in connection with any window or door of the Leased Premises other than Landlord standard drapes without Landlord's prior written approval. All electrical ceiling fixtures hung in offices or spaces along the perimeter of be building must be fluorescent, of a quality, type, design and bulb color approved by Landlord. Neither the interior nor the exterior of any windows shall be coated or otherwise sunscreened without written consent of Landlord.

3. No sign, advertisement, notices or handbill shall be exhibited, distributed, painted or affixed by any Tenant on, about or from any part of the Leased Premises or the Building without prior written consent of Landlord. In the event of the violation of the foregoing by any Tenant, Landlord may remove or stop same without any liability and may charge the expense incurred in such removal or stopping to Tenant. Standard interior signs on doors, and directory tablet shall be inscribed, painted or affixed for each Tenant by the Landlord and shall be of a size, color and style acceptable to Landlord. The directory tablet will be provided exclusively for the display of the name and location of Tenants only, and Landlord reserves the right to exclude any other names therefrom. Nothing may be placed on the exterior corridor walls or corridor doors other than Landlord's standard lettering.

4. The sashes, sash doors, windows and doors that reflect or admit light and air into halls, passageways or other public places in the Building shall not be covered or obstructed by any Tenant.

5. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown herein. All damages resulting from any misuse of the fixtures shall be borne by Tenant who, or whose subtenants, assignees or any of their servants, employees, agents, visitors or licensees shall have caused the same.

6. No Tenant shall mark, paint, drill into or in any way deface any part of the Leased Premises or the Building. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted, except with the prior written consent of the Landlord and as the Landlord may direct.

7. No bicycles, vehicles, birds or animals of any kind shall be brought into or kept in or about the Leased Premises, and no cooking shall be done or permitted by any Tenant on the Leased Premises, except that the preparation of coffee, tea, hot chocolate and similar items for Tenants and their employees shall be permitted provided power shall not exceed the amount which can be provided by a 30-amp circuit. No Tenant shall have cause or permit any unusual or objectionable odors to be produced or permeate the Leased Premises.

EXHIBIT C

RULES AND REGULATIONS

8. The Leased Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Leased Premises. No tenant shall occupy or permit any portion of the Leased Premises to be occupied as an office for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber, or manicure shop, or as an employment bureau without the express written consent of Landlord. The Leased Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

9. No Tenant shall make, or permit to be made, any unseemly noise or disturb or interfere with occupants of this or neighboring buildings whether by the use of any musical instrument radio, phonograph, unusual noise or in any other way. No Tenant shall throw anything out of doors, windows or down the passageways.

10. No tenant, subtenant or assignee, nor any of its servants, employees, agents, visitors or Licensees shall at any time bring or keep upon the Leased Premises any flammable, combustible or explosive fluid, chemical or substance.

11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each tenant must, upon the termination of his tenancy, restore to the Landlord all keys of storage offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of keys so furnished, such Tenant shall pay to the Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

12. All removals or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which Landlord shall reasonably determine from time to time. The moving of safes or other fixtures or bulky matter of any kind must be done upon previous notice to the superintendent of the Building and under his supervision, and the persons employed by any Tenant for such work must be acceptable to Landlord. Landlord reserves the right to inspect all safes, freights or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. The Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon supports approved by Landlord to distribute the weight.

13. No Tenant shall purchase water, ice, towel, janitorial or maintenance or other like services from any person or persons not approved by Landlord.

14. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office location, and upon written notice from Landlord any Tenant shall refrain from or discontinue such advertising.

15. In case of an invasion, mob riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right without any abatement or rent to require all persons to vacate the Building and to prevent access to the Building during the continuance of the same for the safety of the Tenants and the protection of the Building and the property in the Building.

16. Any persons employed by any Tenant to do work upon the Premises shall, while in the Building and outside of the Leased Premises, be subject to and under the control and direction of the superintendent of the Building (but not as an agent or servant of said superintendent or of the Landlord), and Tenant shall not be responsible for all acts of such persons.

EXHIBIT C

RULES AND REGULATIONS

17. All doors opening into public corridors shall be kept closed, except when in use for ingress and egress.

18. Canvassing, soliciting and peddling in the Building are prohibited, and each Tenant shall report and otherwise cooperate to prevent the same.

19. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Leased Premises in settings which will, to the maximum extent possible, absorb or prevent any vibration, noise and annoyance.

20. No air conditioning unit or other similar apparatus shall be installed or used by a Tenant without the written consent of Landlord.

21. There shall not be used in any space, or in public halls of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and rubber side guards.

22. No vending machine or machines of any description shall be installed, maintained or operated upon the Leased Premises without written consent of Landlord.

23. The scheduling of Tenant move-ins shall be subject to the reasonable direction of Landlord.

24. Tenant agrees that it shall not discriminate upon the basis of race, color, religion, sex or national origin in the use and occupancy or in any sublease or subletting of the demises premises.

25. Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to watchman in charge, or not having a pass issued by Tenant or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register.

26. All entrance doors in the Premises shall be left locked when the Premises are not in use.

27. The Landlord reserves the right to rescind, modify or supplement any of these rules and to make such other and further reasonable rules and regulations which, in the Landlord's judgment may from time to time be needful for the safety, care and cleanliness of the Premises, and for the preservation of good order therein.

Anything contained in these Rules and Regulations which is contrary to or inconsistent with any express provision of the Lease shall be void and of no force and effect.

                                CLEANING SCHEDULE
                                     5 DAYS


                                  Vinyl Floors

Daily:  Dust mop and remove spillage.
Weekly: Damp mop.
Monthly: Damp mop and spray clean complete. Refinish if required.


                                  Carpet Floors

Daily:  Vacuum traffic lanes.
        Spot vacuum other areas.
Weekly: Complete vacuum.

                                   Baseboards

Monthly: Dust

                                   Kick plates

Monthly: Polish

                                      Desks

Daily:  Dust open tops, spot clean.
Weekly: Dust vertical.

                               Ash Trays and Urns

Daily:  Empty and wipe.
Weekly: Wet wipe and remove stains.

                                  File Cabinets

Daily:  Dust horizontal.
Monthly: Dust complete.

                               Pictures and Frames

Weekly: Dust.

                                Tables and Stands

Daily:  Dust horizontal and remove spots.
Weekly: Dust complete.

                             Ledges and Window Sills

Weekly: Dust.
Monthly: Wet wipe.

                                                                     Page 1 of 3

EXHIBIT D

Cleaning Specifications
Page 2 of 3

                                   Telephones

Monthly: Clean.

                               Drinking Fountains

Daily:  Clean, polish and disinfect.

                                Waste Receptacles

Daily:  Empty.
Weekly: Wet wipe if required.
        Replace liners as required.

                                Glass Partitions

Daily:   Spot clean.
Monthly: Wash complete.

                                     Chairs

Weekly:  Dust bottoms.
Monthly: Vacuum.

                                 Entrance Doors

Daily:  Spot clean.
Weekly: Wash complete.

                       Lights, Switches, Doors and Frames

Weekly: Complete cleaning not included, but marks will be removed if it does not spoil general appearance.


                                    Elevators

Daily:  Clean, Polish, vacuum or damp mop.


                             Rest Rooms and Lounges

Daily:  Empty and disinfect all waste receptacles.
        Clean and polish all mirrors.
        Empty sanitary napkin containers.
        Clean and disinfect all wash basins, toilet bowls and urinals. Disinfect underside and tops of toilet seats.
        Spot clean walls around wash basins and partitions.
        Wet mop floors with germicidal solution.
        Fill out dispensers from customers stock.

Weekly: Wash all partitions, horizontal and vertical surfaces.

                                Vents and Louvers

Monthly: Dust.

                                    EXHIBIT D

Cleaning Specifications
Page 3 of 3

                                   Lunch Room

Daily:  Clean table tops.
        Mop floors with germicidal solution.
        Wipe chairs.


                                    EXHIBIT D

EXHIBIT F

              NOTICE TO PROSPECTIVE REAL ESTATE PURCHASERS/TENANTS


In Ohio, real estate licensees are required to disclose which party the represent in a real estate transaction. Under Ohio law, a real estate licensee is considered to be an agent of the owner of real estate unless there is an agreement to the contrary and that agreement is disclosed to all parties.

Some of be duties of the licensee, as the agent of the owner, are to:

        * Treat all parties to a transaction honestly

        * Offer the property without regard to race, color, religion, sex, ancestry, national origin or handicap

        * Promote the best interest of the owner

        * Obtain the best price for the owner

        * Fully disclose to the owner all facts which might affect or influence a decision

        * Present all offers to the owner

As a buyer, if you choose to have a real estate broker represent you as your agent, you should enter into a written contract that clearly establishes the obligations of both you and your agent and specifies how your agent will be compensated.

Under Ohio law, the disclosure statement below must be submitted to the prospective purchaser/tenant in each transaction. This form has been approved by the Ohio Real Estate Commission for use by Ohio real estate licensees. Please sign below.

                           AGENCY DISCLOSURE STATEMENT

The listing broker and all agents associated with the listing broker represent the owner.
The___________________________________
               (Selling Broker)
and___________________________________represent (please check one):
               (Selling Agent)

the purchaser/tenant_____the owner_____

If a broker/agent is representing both the purchaser/tenant and the owner as a dual agent, he/she must attach a copy of the agreement signed by the purchaser/tenant and owner acknowledging their agreement to this arrangement.

By signing below, the parties confirm that they have received, read and understood the information in this Agency Disclosure Form and that this form was provided to them before signing a contract to purchase/lease real estate.

/s/ signature illegible
Purchaser/Tenant              Date           Owner                Date

-------------------------------------------------
Purchaser/Tenant             Date           Owner                Date

Any questions regarding the role or responsibility of real estate brokers or agents in Ohio can be directed to an attorney or to:

                                  State of Ohio
                             Department of Commerce
                             Division of Real Estate
          Telephone in Ohio 1-800-344-4100 or in Columbus 614/466-4100

                                 [FLOOR PLANS]

                              FIRST LEASE AMENDMENT
                              ---------------------


            THIS FIRST LEASE AMENDMENT (the "Amendment") is executed this 14th day of May, 1997, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and ENTEX INFORMATION SERVICES, INC., a Delaware corporation ("Tenant").

                               W I T N E S S E T H
                               -------------------

            WHEREAS, Landlord and Tenant entered into a certain Lease dated December 31, 1996, (the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 20,036 rentable square feet of space (the "Original Premises") located at Suite 300, 4605 Duke Drive, Mason, Ohio 45040; and

            WHEREAS, Landlord and Tenant desire to expand the Original Premises by approximately 2,750 rentable square feet (the "Additional Space"). Collectively, the Original Premises and the Additional Space shall hereinafter be referred to as the "Leased Premises"; and

            WHEREAS, Landlord and Tenant desire to amend certain other provisions of the Lease to reflect such expansion, changes and additions to the Lease;

            NOW, THEREFORE, in consideration of the-foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby agree that the Lease is amended as follows:

            1.          Amendment of Article 1. Basic Lease Provisions.

            (a) Commencing November 1, 1997, Section 1.01 of Article 1 of the Lease is hereby amended by adding Exhibit A-1, attached hereto and incorporated herein by reference, on which the Additional Space is shown.

            (b) Commencing November 1, 1997, Subsections B, C, D and E of Section 1.02 of Article 1 of the Lease are hereby deleted and the following subsections are substituted in lieu thereof:

B.          Rentable Area:  approximately 22,786 rentable square feet;

            Landlord shall use BOMA usable standards plus sixteen percent (16%) loss factor, consistently applied, in determining the Rentable Area and the rentable area of the Building. The Rentable Area shall include the area within the Leased Premises plus a pro rata portion of the area covered by the common areas within the Building, as reasonably determined by Landlord (applying BOMA usable standards plus sixteen percent (16%) loss factor). Landlord's determination of Rentable Area made in good faith shall conclusively be deemed correct for all purposes hereunder, including without limitation the calculation of Tenant's Building Expense Percentage and Tenant's Minimum Annual Rent. Landlord's measurement of the Rentable Area of Tenant shall be subject to field verification by Tenant or its designated representative.

C. Building Expense Percentage: 13.0% (Rentable Area of Tenant/22,786 rentable square feet divided by Rentable Area of Building/175,485 rentable square feet);

D.          Minimum Annual Rent:

            Original Premises
            -----------------

            November  1, 1997       -  December 31, 1997    $ 41,073,80 (2 months)
            January  1,  1998       -  December 31, 1998    $246,442,80  per  year
            January  1,  1999       -  December 31, 1999    $246,442.80  per  year
            January  1,  2000       -  December 31, 2000    $246,442.80  per  year
            January  l,  2001       -  December 31, 2001    $246,442.80  per  year
            January  l,  2002       -  December 31, 2002    $266,478.84  per  year
            January  1,  2003       -  December 31, 2003    $266,478.84  per  year
            January  1,  2004       -  December 31, 2004    $266,478.84  per  year
            January  1,  2005       -  June 30, 2005        $133,239.42  (6 months)
            July 1, 2005 - July 17, 2005                    $ 12,177.78  (17 days);


Additional Space:
            November 1, 1997 - October 31, 1998             $33,825.00 per year
            November 1, 1998 - October 31, 1999             $33,825.00 per year
            November 1, 1999 - October 31, 2000             $33,825.00 per year
            November 1, 2000 - December 31, 2000            $ 5,637.50  (2 months)
            January 1, 2001 - December 31, 2001             $36,575.04 per year
            January 1, 2002 - December 31, 2002             $36,575.04 per year
            January 1, 2003 - December 31, 2003             $36,575.04 per year
            January 1, 2004 - December 31, 2004             $36,574.04 per year
            January 1, 2005 - June 30, 2005                 $18,287.52  (6 months)
            July 1, 2005 - July 17, 2005                    $ 1,671.44  (17 days);

E.          Monthly Rental Installments:

            Original Premises
            -----------------

            November 1, 1997 - December 31, 2001            $20,536.90 per month
            January 1, 2002 - June 30, 2005                 $22,206.57 per month
            July 1, 2005 - July 17, 2005                    $12,177.78  (17 days);

            Additional Space:
            ----------------

            November 1, 1997 - December 31, 2000            $ 2,818.75 per month
            January 1, 2001 - June 30, 2005                 $ 3,047.92 per month
            July 1, 2005 - July 17, 2005                    $ 1,671.44  (17 days);


F. Lease Term: Through July 17, 2005 for the Original Premises and Additional Space;

            2. Amendment of Section 2.02. Construction of Tenant Finish Improvements and Possession. The following shall be added to the end of Article 2 of the Lease:

                        "Tenant has personally inspected the Additional Space
            and accepts the same "as is" without representation or warranty by Landlord of any kind and with the understanding that Landlord shall have no responsibility with respect thereto except as specifically provided herein. Landlord shall provide an allowance for the direct costs of tenant finish improvements for the Additional Space up to the amount of

            Eight Thousand Two Hundred Fifty Dollars ($8,250.00) (the "Allowance"). All tenant finish improvements in the Additional Space shall be performed by Landlord and shall be completed in a good and workmanlike manner in accordance with applicable building codes and regulations and in accordance with plans and specifications approved by Landlord and Tenant. The Allowance shall be used exclusively to construct and pay for the tenant finish improvements for the Additional Space. The Allowance shall be paid to Tenant in accordance with this Section 2.02 of the Lease and after Tenant occupies the Additional Space.

            Upon commencement of the Lease as to the Additional Space, Tenant shall execute a letter of understanding as referred to in Section 2.03 of the Lease."

            3.          Amendment of Section 18.21. First Option to Terminate.
Section 18.21 of the Lease is hereby amended to provide that the payment from Tenant to Landlord shall include the unamortized leasing commissions and Allowance paid by Landlord for the Additional Space.

            4.          Amendment of Section 18.23. Second Option to Terminate.
Section 18.23 of the Lease is hereby amended to provide that the payment from Tenant to Landlord shall include the unamortized leasing commissions and Allowance paid by Landlord for the Additional Space.

            5. Amendment of Article 18. Article 18 of the Lease is hereby amended by adding the following additional sections:

            Section 18.27. Shuttle Van. Landlord's obligation to provide reimbursement for a shuttle van as set forth in Section 18.23 of that certain Lease dated May 15, 1995, by and between Landlord and Tenant for leased premises at 4705 Duke Drive is hereby terminated and of no further force or effect.

            6.          Application of Additional Space to Previous Agreement.
Landlord and Tenant acknowledge that the rentable square feet of the Additional Space shall be added to any future rentable square feet leased by Landlord to Tenant in accordance with that certain Agreement dated March 20, 1997 by and between Landlord and Tenant.

            7. Tenant's Representations and Warranties. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

            8. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

            9. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

            10. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

                                    LANDLORD:

                                          DUKE REALTY LIMITED PARTNERSHIP,
                                          an Indiana limited partnership
WITNESSES
/s/ Bill Poffenberger                     By:  Duke Realty Investments, Inc.,
Bill Poffenberger                         its general partner
(Printed)
/s/ Kathleen A. Jones
Kathleen A. Jones                         By: /s/ James W. Gray
(Printed)
                                          Printed:  James W. Gray

                                          Title:  VP & General Manager

                                     TENANT:

WITNESSES:                                ENTEX INFORMATION SERVICES, INC.,
/s/ Robert A. Weber                       a Delaware corporation
Robert A. Weber
(Printed)
                                          By:  /s/ D.H. Allardyce
/s/ Dayatra D. Jones
Dayatra D. Jones                          Printed:  D.H. Allardyce
(Printed)
                                          Title:  EVP Operations


STATE OF OHIO                 )
                              ) SS:
COUNTY OF HAMILTON            )

            Before me a Notary Public in and for said County and State personally appeared James W. Gray, by me known and by me known to be the Vice President of Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said partnership.

            WITNESS my hand and Notarial Seal this 14th day of May, 1997.


                               KATHLEEN A. JONES
                               -----------------
                                 Notary Public


                               Kathleen A. Jones
                              -------------------
                              (Printed Signature)


My Commission Expires: 2/15/99
                       [Kathleen A. Jones Seal not shown]
My County of Residence:  Hamilton

STATE OF NEW YORK                 )
                                  ) SS:
COUNTY OF WESTCHESTER             )

            Before me, a Notary Public in and for said County and State, personally appeared Dale Allardyce, by me known and by me known to be the EVP-Operations of Entex Information Services, Inc., a Delaware corporation who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said corporation.

            WITNESS my hand and Notarial Seal this 12th day of May, 1997.

                                                      /s/ B. Maxine Baker
                                                      Notary Public

                                                      B. Maxine Baker
                                                      (Printed Signature)


My Commission Expires:  4-1-98
                        [B. Maxine Baker Seal not shown]
My County of Residence: Putnam

                                  EXHIBIT A-1


                                  [FLOOR PLAN]

                             SECOND LEASE AMENDMENT
                             ----------------------


            THIS SECOND LEASE AMENDMENT (the "Amendment") is executed this 25th day of August, 1997, by and between DUKE REALTY LIMITED PARTNERSHIP , an Indiana limited partnership ("Landlord"), and ENTEX INFORMATION SERVICES, INC., a Delaware corporation ("Tenant").


                              W I T N E S S E T H:
                              --------------------

            WHEREAS, Landlord and Tenant entered into a certain Lease dated December 31, 1996, (the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 20,036 rentable square feet of space (the "Original Premises") located at Suite 300, 4605 Duke Drive, Mason, Ohio 45040; and

            WHEREAS, Landlord and Tenant entered into a First Lease Amendment dated May 14, 1997 ("First Amendment") whereby Tenant leased from Landlord an additional 2,750 rentable square feet (the "First Additional Space").

            WHEREAS, Landlord and Tenant desire to expand the original Premises and the First Additional Space by approximately 9,362 rentable square feet (the "Second Additional Space"). The Lease, First Amendment and this Amendment are hereinafter referred to as the "Lease"; and

            WHEREAS, Landlord and Tenant desire to amend certain other provisions of the Lease to reflect such expansion, changes and additions to the Lease;

            NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby agree that the Lease is amended as follows:

            1. Amendment of Article 1. Section 1.01.

               Commencing September 1, 1997, Section 1.01 of Article 1 of the Lease is hereby amended by adding Exhibit A-1, attached hereto and incorporated herein by reference, on which the Second Additional Space is shown.
The Original Premises and the Second Additional Space shall hereinafter be referred to as the "Leased Premises." After November 1, 1997, the First Additional Space shall be included in the definition of Leased Premises.

            2. Amendment of Basic Lease Provisions

            (a) Commencing September 1, 1997 through October 31, 1997, Subsections B, C D and E of Section 1.02 of Article 1 of the Lease are hereby amended as follows:

B.          Rentable Area:  approximately 29,398 rentable square feet;

            Landlord shall use BOMA usable standards plus sixteen percent (16%) loss factor, consistently applied, in determining the Rentable Area and the rentable area of the Building. The Rentable Area shall include the area within the Leased Premises plus a pro rata portion of the area covered by the common areas within the Building, as reasonably determined by Landlord (applying BOMA usable standards plus sixteen percent (16%) loss factor). Landlord's measurement of the Rentable Area of Tenant shall be subject to field verification by Tenant or its designated representative.

C. Building Expense Percentage: 16.8% (Rentable Area of Tenant/29,398 rentable square feet divided by Rentable Area of Building/175,485 rentable square feet);

D.      Minimum Annual Rent:

        Original Premises

        September 1, 1997 - October 31, 1997            $41,073.80 (2 months);

        Second Additional Space:

        September 1, 1997 - October 31, 1997            $19,192.10 (2 months);

E.      Monthly Rental Installments:

        Original Premises

        September 1, 1997 - October 31, 1997            $20,536.90 per month;

        Second Additional Space:

        September 1, 1997  - October 31, 1997           $ 9,596.05 per month;

F. Lease Term: Through July 17, 2005 for the original Premises, First Additional Space and Second Additional Space.

                (b) Commencing November 1, 1997, Subsections B, C, D, E and F of
Section 1.02 of Article 1 of the Lease are hereby amended as follows:

B.      Rentable Area: approximately 32,148 rentable square feet;

        Landlord shall use BOMA usable standards plus sixteen percent (16%) loss factor, consistently applied, in determining the Rentable Area and the rentable area of the Building. The Rentable Area shall include the area within the Leased Premises plus a pro rata portion of the area covered by the common areas within the Building, as reasonably determined by Landlord (applying BOMA usable standards plus sixteen percent (16%) loss factor). Landlord's measurement of the Rentable Area of Tenant shall be subject to field verification by Tenant or its designated representative.

C. Building Expense Percentage: 18.30% (Rentable Area of Tenant/32,148 rentable square feet divided by Rentable Area of Building/175,485 rentable square feet);

D.      Minimum Annual Rent:

        Original Premises

        November 1, 1997 -  December 31, 1997   $ 41,073.80 (2 months)
        January 1,  1998 -  December 31, 1998   $246,442.80 per year
        January 1,  1999 -  December 31, 1999   $246,442.80 per year
        January 1,  2000 -  December 31, 2000   $246,442.80 per year
        January 1,  2001 -  December 31, 2001   $246,442.80 per year
        January 1,  2002 -  December 31, 2002   $266,478.84 per year
        January 1,  2003 -  December 31, 2003   $266,478.84 per year
        January 1,  2004 -  December 31, 2004   $266,478.84 per year
        January 1,  2005 -  June 30, 2005       $133,239.42  (6 months)
        July  1,  2005 - July 17, 2005          $ 12,177.78  (17 days);

First Additional Space:

    November 1, 1997  - December 31, 1997  $ 5,637.50  (2 months)
    January  1, 1998  - December 31, 1998  $33,825.00 per year
    January  1, 1999  - December 31, 1999  $33,825.00 per year
    January  1, 2000  - December 31, 2000  $33,825.00 per year
    January  1, 2001  - December 31, 2001  $36,575.04 per year
    January  1, 2002  - December 31, 2002  $36,575.04 per year
    January  1, 2003  - December 31, 2003  $36,575.04 per year
    January  1, 2004  - December 31, 2004  $36,574.04 per year
    January  1, 2005  - June 30, 2005      $18,287.52 (6 months)
    July 1, 2005 - July 17, 2005           $ 1,671,44 (17 days);

Second Additional Space

    November 1, 1997 - December 31, 1997   $ 19,192.10  (2 months)
    January  1, 1998 - December 31, 1998   $115,152.60 per year
    January  1, 1999 - December 31, 1999   $115,152.60 per year
    January  1, 2000 - December 31, 2000   $115,152.60 per year
    January  1, 2001 - December 31, 2001   $115,152.60 per year
    January  1, 2002 - December 31, 2002   $124,514.64 per year
    January  1, 2003 - December 31, 2003   $124,514.64 per year
    January  1, 2004 - December 31, 2004   $124,514.64 per year
    January  1, 2005 - June 30, 2005       $ 62,257.32 (6 months)
    July 1, 2005 - July 17, 2005           $  5,690.18 (17 days);

E.  Monthly Rental Installments:

    Original Premises

    November 1, 1997 - December 31, 2001   $20,536.90 per month
    January 1, 2002 - June 30, 2005        $22,206.57 per month
    July 1, 2005 - July 17, 2005           $12,177.78  (17 days);

    First Additional Space

    November 1, 1997 - December 31, 2000   $ 2,818.75 per month
    January 1, 2001 - June 30, 2005        $ 3,047.92 per month
    July 1, 2005 - July 17, 2005           $ 1,671.44 (17 days);

    Second Additional Space

    November 1, 1997 - December 31, 2001   $ 9,596.05 per month
    January 1, 2002 - June 30, 2005        $10,376.22 per month
    July 1, 2005 - July 17, 2005           $ 5,690.18 (17 days);

F. Lease Term: Through July 17, 2005 for the Original Premises, First Additional Space and Second Additional Space;

              3. Amendment of Section 2.02. Construction of Tenant Finish Improvements and Possession.

                 Commencing August 1, 1997, the following shall be added to the end of Article 2 of the Lease:

                      "Tenant has personally inspected the Second Additional
                 Space and accepts the same "as is" without representation or warranty by Landlord of any kind and with the understanding that Landlord shall have no responsibility with respect thereto except as specifically provided herein. Landlord shall provide an allowance for the direct costs of tenant finish improvements for the Second Additional Space up to the amount of Twenty-eight Thousand Eighty-six Dollars ($28,086.00) (the "Second Additional Space Allowance"). All tenant finish improvements in the Second Additional Space shall be performed by Landlord and shall be completed in a good and workmanlike manner in accordance with applicable building codes and regulations and in accordance with plans and specifications approved by Landlord and Tenant. The Second Additional Space Allowance shall be used exclusively to construct and pay for the tenant finish improvements for the Second Additional Space. The Second Additional Space Allowance shall be paid to Tenant in accordance with this Section 2.02 of the Lease and after Tenant occupies the Second Additional Space.

                 Upon commencement of the Lease as to the Second Additional Space, Tenant shall execute a letter of understanding as referred to in Section
2.03 of the Lease."

            4.   Amendment of Section 18.21. First Option to Terminate. Section
18.21 of the Lease is hereby deleted.

            5.   Amendment of Section 18.23. Second Option to Terminate. Section
18.23 of the Lease is hereby amended to provide that the payment from Tenant to Landlord shall include the unamortized leasing commissions and Allowance paid by Landlord for the Second Additional Space.

            6. Application of the Second Additional Space to Previous Agreement. Landlord and Tenant acknowledge that the rentable square feet of the Second Additional Space plus the First Additional Space is sufficient additional rentable square feet leased by Landlord to Tenant to allow Tenant a credit against minimum annual rent and other amounts due Landlord in accordance with that certain Agreement dated March 20, 1997 by and between Landlord and Tenant ("Agreement"). Landlord shall credit Tenant the sum of Sixty Thousand Dollars ($60,000.00) against the first payments of Minimum Annual Rent and Additional Rent due for the First Additional Space and Second Additional Space.

            7. Tenant's Representations and Warranties. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

            8. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

            9. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

            10. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease and First Amendment not expressly modified or amended hereby shall remain in full force and effect.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

                                    LANDLORD:

                                    DUKE REALTY LIMITED PARTNERSHIP,
                                    an Indiana limited partnership
WITNESSES:
/s/ Naomi Gump                      By: Duke Realty Investments, Inc.,
Naomi Gump                               its general partner
(Printed)

/s/ Ricena A. McKee
Ricena A. McKee                     By: /s/ James W. Gray
(Printed)                               James W. Gray
                                        Vice President and
                                        General Manager


                                    TENANT:

WITNESSES:                          ENTEX INFORMATION SERVICES, INC.,
/s/ Elizabeth Manocchi                  a Delaware corporation
Elizabeth Manocchi
(Printed)
                                    By: /s/ Dale Allardyce
"SEE NOTARY"
                                    Printed:  Dale Allardyce
(Printed)
                                    Title: EVP, OPERATIONS


STATE OF OHIO          )
                       ) SS:
COUNTY OF HAMILTON     )

            Before me, a Notary Public in and for said County and State, personally appeared James W. Gray, by me known and by me known to be the Vice President and General Manager of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said partnership.

            WITNESS my hand and Notarial Seal this 25 day of August, 1997.

                                  /s/ Ricena A. McKee
                                  Notary Public

                                  Ricena A. McKee
                                  (Printed Signature)

My Commission Expires:  July 29, 2001
                                                      [NOTARIAL SEAL NOT SHOWN]
My County of Residence: Clermont

STATE OF NEW YORK       )
                        ) SS:
COUNTY OF WESTCHESTER   )

            Before me, a Notary Public in and for said County and State, personally appeared Dale Allardyce, and by me known and by me known to be the EVP- Operations, of Entex Information Services, Inc., a Delaware corporation who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said corporation.

            WITNESS my hand and Notarial Seal this 11th day of August 1997.


                                   /s/ B. Maxine Baker
                                   Notary Public

                                   B. Maxine Baker
                                   (Printed Signature)

My Commission Expires:4/1/98
                                                  [Maxine Baker Seal not shown]
My County of Residence: Putnam

                              THIRD LEASE AMENDMENT
                              ---------------------

        THIS THIRD LEASE AMENDMENT (the "Amendment") is executed this 13th day of November, 1997, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and ENTEX INFORMATION SERVICES, INC., a Delaware corporation ("Tenant").

                              W I T N E S S E T H :
                               - - - - - - - - - -

        WHEREAS, Landlord and Tenant entered into a certain Lease dated December 31, 1996, (the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 20,036 rentable square feet of space (the "Original Premises") located at Suite 300, 4605 Duke Drive, Mason, Ohio 45040; and

        WHEREAS, Landlord and Tenant entered into a First Lease Amendment dated May 14, 1997 ("First Amendment") whereby Tenant leased from Landlord an additional 2,750 rentable square feet (the "First Additional Space").

        WHEREAS, Landlord and Tenant entered into a Second Lease Amendment dated August 25, 1997 ("Second Amendment") whereby Tenant leased from Landlord an additional 9,362 rentable square feet (the "Second Additional Space").

        WHEREAS, Landlord and Tenant desire to expand the Original Premises by approximately 10,438 rentable square feet on the eighth floor of the Building (the "Third Additional Space"). The Lease, the First Amendment, the Second Amendment and this Amendment are hereinafter referred to as the "Lease"; and

        WHEREAS, Landlord and Tenant desire to amend certain other provisions of the Lease to reflect such expansion, changes and additions to the Lease;

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby agree that the Lease is amended as follows:

        1.     Amendment of Article 1.             Section 1.01.

               Commencing sixty (60) days after the current tenant in the Third Additional Space vacates the Third Additional Space ("Third Additional Space Commencement Date") which for purposes of this Third Lease Amendment is estimated to be March 1, 1998, Section 1.01 of Article 1 of the Lease is hereby amended by adding Exhibit A-2, attached hereto and incorporated herein by reference, on which the Third Additional Space is shown. The Original Premises, the First Additional Space, the Second Additional Space and the Third Additional Space shall hereinafter be referred to as the "Leased Premises." Notwithstanding anything contained in this Amendment to the contrary, the rent and all other obligations of Tenant contained herein shall not commence until after the actual Third Additional Space Commencement Date, which may or may not be March 1, 1998.

        2.     Amendment of Basic Lease Provisions

               (a) Commencing on the Third Additional Space Commencement Date, Subsections B, C, D and E of Section 1.02 of Article 1 of the Lease are hereby deleted and the following subsections are substituted in lieu thereof:

B.     Rentable Area: approximately 42,586 rentable square feet;

       Landlord shall use BOMA usable standards plus sixteen percent (16%) loss factor, consistently applied, in determining the Rentable Area and the rentable area of the Building. The Rentable Area shall include the area within the Leased Premises plus a pro rata portion of the area covered by the common areas within the Building, as reasonably determined by Landlord (applying BOMA usable standards plus sixteen percent (16%) loss factor). Landlord's measurement of the Rentable Area of Tenant shall be subject to field verification by Tenant or its designated representative.

C. Building Expense Percentage: 24.3% (Rentable Area of Tenant/42,586 rentable square feet divided by Rentable Area of Building/175,485 rentable square feet);

D.     Minimum Annual Rent:

       Original Premises

       March 1, 1998 - December 31, 1998          $205,369.00 (10 months)
       January 1, 1999 - December 31,  1999       $246,442.80 per year
       January 1, 2000 - December 31,  2000       $246,442.80 per year
       January 1, 2001 - December 31,  2001       $246,442.80 per year
       January 1, 2002 - December 31,  2002       $266,478.84 per year
       January 1, 2003 - December 31,  2003       $266,478.84 per year
       January 1, 2004 - December 31,  2004       $266,478.84 per year
       January 1, 2005 - June 30, 2005            $133,239.42 (6 months)
       July 1, 2005 - July 17, 2005               $ 12,177.78 (17 days);

       First Additional Space

       March 1, 1998 - December 31, 1998          $28,187.50 (10 months)
       January 1, 1999 - December 31, 1999        $33,825.00 per year
       January 1, 2000 - December 31, 2000        $33,825.00 per year
       January 1, 2001 - December 31, 2001        $36,575.04 per year
       January 1, 2002 - December 31, 2002        $36,575.04 per year
       January 1, 2003 - December 31, 2003        $36,575.04 per year
       January 1, 2004 - December 31, 2004        $36,574.04 per year
       January 1, 2005 -  June 30, 2005           $18,287.52 (6 months)
       July 1, 2005 - July 17, 2005               $ 1,671.44  (17 days);

       Second Additional Space

       March 1, 1998 - December 31, 1998          $ 95,960.50 (10 months)
       January 1, 1999 - December 31, 1999        $115,152.60 per year
       January 1, 2000 - December 31, 2000        $115,152.60 per year
       January 1, 2001 - December 31, 2001        $115,152.60 per year
       January 1, 2002 - December 31, 2002        $124,514.64 per year
       January 1, 2003 - December 31, 2003        $124,514.64 per year
       January 1, 2004 - December 31, 2004        $124,514.64 per year
       January 1, 2005 - June 30, 2005            $ 62,257.32 (6 months)
       July 1, 2005 - July 17, 2005               $  5,690.18 (17 days);

       Third Additional Space

       March 1, 1998 - December 31, 1998          $106,989.60 (10 months)
       January 1, 1999 - December 31, 1999        $128,387.40 per year
       January 1, 2000 - December 31, 2000        $128,387.40 per year
       January 1, 2001 - December 31, 2001        $128,387.40 per year
       January 1, 2002 - December 31, 2002        $138,825.40 per year
       January 1, 2003 - December 31, 2003        $138,825.40 per year
       January 1, 2004 - December 31, 2004        $138,825.40 per year
       January 1, 2005 - June 30, 2005            $ 69,412.70 (6 months)
       July 1, 2005 - July 17, 2005               $  6,555.64 (17 days);

        E.     Monthly Rental Installments:

               Original Premises

               March 1, 1998 - December 31, 2001        $20,536.90 per month
               January 1, 2002 - June 30, 2005          $22,206.57 per month
               July 1, 2005 - July 17, 2005             $12,177.78 (17 days);

               First Additional Space

               March 1, 1998 - December 31, 2000        $2,818.75 per month
               January 1, 2001 - June 30, 2005          $3,047.92 per month
               July 1, 2005 - July 17, 2005             $1,671.44 (17 days);

               Second Additional Space

               March 1, 1998 - December 31, 2001        $ 9,596.05 per month
               January 1, 2002 - June 30, 2005          $10,376.22 per month
               July 1, 2005 - July 17, 2005             $ 5,690.18 (17 days);

               Third Additional Space

               March 1, 1998 - December 31, 2001        $10,698.95 per month
               January 1, 2002 - June 30, 2005          $11,568.78 per month
               July 1, 2005 - July 17, 2005             $ 6,555.64 per month;

               4.     Amendment of Section 2.02.   Construction of Tenant Finish
Improvements and Possession.

               Commencing on the Third Additional Space Commencement Date, the following shall be added to the end of Article 2 of the Lease:

               "Tenant has personally inspected the Third Additional Space and accepts the same "as is" subject to normal wear and tear by the current tenant in the space. Landlord shall provide an allowance for the direct costs of tenant finish improvements for the Third Additional Space up to the amount of Fifty-two Thousand One Hundred Ninety Dollars ($52,190.00) (the "Third Additional Space Allowance"). All tenant finish improvements in the Third Additional Space shall be performed by Landlord and shall be completed in a good and workmanlike manner in accordance with applicable building codes and regulations and in accordance with plans and specifications approved by Landlord and Tenant, prior to the Third Additional Space Commencement Date. The Third Additional Space Allowance shall be used exclusively to construct and pay for the tenant finish improvements for the Third Additional Space. The Third Additional Space Allowance shall be paid to Tenant in accordance with this Section 2.02 of the Lease and after Tenant occupies the Third Additional Space.

               Upon commencement of the Lease as to the Third Additional Space, Tenant shall execute a letter of understanding as referred to in Section
        2.03 of the Lease."

               5. Amendment of Section 18.19. Right of First Refusal. Section
18.19 of the Lease is hereby amended by adding the following:

               "Tenant acknowledges that the Building is fully occupied and that this Refusal Option shall apply to space as it becomes available in the future during the term of this Lease."

               6. Amendment of Section 18.23. Second Option to Terminate.
Section 18.23 of the Lease is hereby amended to provide that the payment from Tenant to Landlord shall include the unamortized leasing commissions and Allowance paid by Landlord for the Third Additional Space.

               7. Amendment of Section 18.24. Third Option to Terminate. Section
18.24 of the Lease is hereby amended by changing the total rentable square feet to be leased by Tenant from "29,000 rentable square feet" to "60,000 rentable square feet."

               8. Termination of Third Additional Space. Landlord and Tenant agrees that if the Third Additional Space Commencement Date has not occurred on or before April 30, 1998 unless such delay is due to the acts or omissions of Tenant, Tenant shall have the right to terminate the Lease as to the Third Additional Space only upon written notice of its right to terminate from Tenant to Landlord received by Landlord on or before May 10, 1998. If Tenant decides not to terminate this Lease as provided above, then Tenant shall have the right to receive one (1) free day of rent, for each day beyond April 30, 1998 that the Third Additional Space Commencement Date has not occurred.

               9. Tenant's Representations and Warranties. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

               10. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

               11. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

               12. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

               IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

                                              LANDLORD:

                                              DUKE REALTY LIMITED PARTNERSHIP,
                                              an Indiana limited partnership

WITNESSES:
/s/ Naomi Gump                                By: Duke Realty Investments, Inc.,
NAOMI GUMP                                           its general partner
(Printed)

/s/ Ricena A Watson                           By: /s/ James W. Gray
Ricena A Watson                                   James W. Gray
(Printed)                                         Vice President and
                                                  General Manager


                                              TENANT:

WITNESSES:                                    ENTEX INFORMATION SERVICES, INC.,
/s/ George E. Perez                           a Delaware corporation
George E. Perez
(Printed)

                                              By: /s/ Dale Allardyce
/s/ Betty Jean Reed
Betty Jean Reed                               Printed: DALE ALLARDYCE
(Printed)
                                              Title: Executive Vice President,
                                                     Operations

STATE OF OHIO        )
                     )    SS:
COUNTY OF HAMILTON   )

        Before me, a Notary Public in and for said County and State, personally appeared James W. Gray, by me known and by me known to be the Vice President and General Manager of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said partnership.

        Witness my hand and Notarial Seal this 13 day of November, 1997.

                                                   /s/ Ricena A Watson (McKee)
                                                   Notary Public
                                                   Ricena A. Watson (McKee)
                                                   (Printed Signature)

My Commission Expires: June 29, 2001

My County of Residence: Clermont

                                 [SEAL OMITTED]

STATE OF NEW YORK       )
                        )      SS:
COUNTY OF WESTCHESTER   )

        Before me, a Notary Public in and for said County and State, personally appeared Dale Allardyce, by me known and by me known to be the EVP-Operations of Entex Information Services, Inc., a Delaware corporation who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said corporation.

        WITNESS my hand and Notarial Seal this 12th day of November, 1997.

                                                          /S/ B. Maxine Baker
                                                          Notary Public

                                                          [stamp omitted]
                                                          (Printed Signature)

My Commission Expires:  _______________________

My County of Residence: _______________________

                                  EXHIBIT A-2

                                  [FLOOR PLAN]